UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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CYTOSORBENTS CORPORATION
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CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of  $0.001 per share (“Common Stock”), of CytoSorbents Corporation (“CytoSorbents” or the “Company”), will be held at Nasdaq MarketSite located at 4 Times Square, New York, NY 10036, on June 4, 2019 at 10:00 a.m. Eastern time, to consider and take action with respect to the following:
1.
To elect five directors, who shall each serve for a term of one year;

2.
To authorize our Board of Directors, in its discretion, to amend and restate the First Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock, par value $0.001 per share (“Common Stock”) from 50,000,000 to 100,000,000;

3.
To approve an amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan (the “2014 Long-Term Incentive Plan,” or “Plan”);

4.
To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ending December 31, 2019; and

5.
To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of Common Stock of record at the close of business on April 12, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
This year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2019, we began mailing a Notice Regarding Internet Availability of Proxy Materials, or the Notice, to all stockholders of record as of April 12, 2019, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
By Order of the Board of Directors,

/s/ Kathleen P. Bloch

Kathleen P. Bloch, CPA
Chief Financial Officer and Secretary
Monmouth Junction, New Jersey
Dated: April 22, 2019
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852

PROXY STATEMENT
Mailed on April 22, 2019
Annual Meeting of Stockholders to be held on June 4, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CytoSorbents Corporation (“CytoSorbents” or the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of CytoSorbents, to be held on June 4, 2019 and at any adjournment thereof, or the Annual Meeting. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement.
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. This year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2019, we began mailing the Notice Regarding Internet Availability of Proxy Materials to all stockholders of record as of April 12, 2019 and posted our proxy materials on the website referenced therein (www.proxyvote.com). As more fully described in the Notice Regarding Internet Availability of Proxy Materials, all stockholders may choose to access our proxy materials on the website referred to therein or may request to receive a printed set of our proxy materials. In addition, the Notice Regarding Internet Availability of Proxy Materials and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
VOTING RIGHTS
Only stockholders as of the close of business on April 12, 2019, the record date fixed by the Board of Directors of CytoSorbents (the “Board”), are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 32,248,580 shares of Common Stock issued and outstanding and no other outstanding classes of voting securities. Each holder of our Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.
The presence of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, in person or represented by duly executed proxies, at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting.
A plurality of the votes cast by stockholders entitled to vote for the election of directors is required to elect the directors. Cumulative voting for the election of directors is not permitted. The affirmative vote of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon is required to authorize the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation. The affirmative vote a majority of the votes cast at the Annual Meeting, in person or by duly executed proxies, is required to approve the amendment and restatement of the 2014 Long-Term Incentive Plan and approve the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
Shares of Common Stock represented by valid proxy cards, completed, duly signed, dated, returned to the Company and not revoked, as well as shares that are properly voted via the Internet, as explained below, will be voted at the Annual Meeting as directed on the proxy. You may also vote your shares by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

In the election of directors, stockholders may either vote “FOR” the nominees for election or “WITHHOLD” their votes from the nominees for election. Shares that are represented by valid proxy cards or shares that are properly voted via the Internet and that are marked “WITHHELD” with regard to the election of the nominees for director will be deemed present at the Annual Meeting for purposes of determining a quorum but will have no effect on the election of any director from whom votes are withheld. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement.
Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to authorizing the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to authorizing the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” authorizing the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation.
Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to the approval of the amendment and restatement of the 2014 Long-Term Incentive Plan. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to the approval of the amendment and restatement of the 2014 Long-Term Incentive Plan will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditors.
Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to the ratification of the appointment of our independent auditors named in this proxy statement. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to the ratification of the appointment of the independent auditors will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditors.
Stockholders may vote their shares via the Internet by following the instructions included in the Notice Regarding Internet Availability of Proxy Materials by accessing the Internet at www.proxyvote.com and following the instructions contained on that website. In addition, the law of the State of Delaware, under which CytoSorbents is incorporated, permits electronic voting, provided that each proxy submitted by a stockholder via the Internet or telephone contains or is submitted with information from which it can be determined that such proxy was authorized by the stockholder. Submitting a proxy via the Internet or telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. If you vote your shares via the Internet or telephone, you are responsible for any Internet access or telephone charges that you may incur.
If you are a stockholder of record, that is, you are listed as a stockholder in the Company’s books and records, you may vote your shares via the Internet at www.proxyvote.com rather than by returning the proxy card that accompanies this proxy statement. Once you access that website, in order to vote your shares, you will be required to provide the login control number contained on your proxy card. After providing this information, you will be prompted to complete an electronic proxy card. Your votes will be indicated on your computer screen and you will be prompted to submit or revise your electronic proxy card as desired.
If you are a beneficial owner of shares, that is, you own your shares through a bank or broker, you should receive from your bank or broker a voting instruction form that outlines the methods by which you can vote your shares. A number of banks and brokers have arranged for beneficial owners to vote their shares via the Internet or telephone and will provide voting instructions on the voting instruction form. If your bank or broker uses Broadridge Financial Solutions, you may vote your shares via the Internet at www.proxyvote.com or by phone by calling the telephone number shown on the voting instruction form received from your broker or bank. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the

NYSE rules, the authorization of the Board of Directors to amend and restate the Certificate of Incorporation to increase the number of shares authorized for issuance thereunder and the ratification of the appointment of our independent auditors are routine matters, while the election of our directors and the amendment and restatement of the 2014 Long-Term Incentive Plan are not. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” or “AGAINST” any proposal but will be counted in determining whether there is a quorum for the Annual Meeting. Please note that your bank or broker will not be able to vote your shares with respect to the election of directors and the amendment and restatement of the 2014 Long-Term Incentive Plan if you have not provided directions to your bank or broker. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.
If you request a printed copy of the proxy materials by mail, mark, date, sign, and return the enclosed proxy card to Broadridge Representatives of Broadridge Financial Solutions, Inc., and our inspectors of election will tabulate and certify the votes. Alternatively, a representative of our transfer agent may serve as inspector of election.
A postage prepaid envelope addressed to Broadridge Financial Solutions will be provided with requested printed proxy materials.
The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has voted shares by returning a proxy card or by delivering a proxy via the Internet or by phone may revoke it at any time before it is exercised at the Annual Meeting by:
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delivering to any of the persons named as proxies on the proxy card, or addressed to and received by the Secretary, an instrument revoking the proxy;

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appearing at the Annual Meeting and voting in person and executing a later dated proxy which is exercised at the Annual Meeting; or

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casting a later vote via the Internet or telephone.

Attendance at the Annual Meeting will not, by itself, revoke a proxy. We plan to announce preliminary voting results at the Annual Meeting and will report the final results in a Current Report on Form 8-K, which we intend to file with the Securities and Exchange Commission shortly after the Annual Meeting.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
The stockholders named in the following table are known to us to be the beneficial owner of 5% or more of our Common Stock. Unless otherwise indicated, the information is as of April 12, 2019. For purposes of this table, and as used elsewhere in this proxy statement, the term “beneficial owner” means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, shares of our Common Stock, the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, we believe that the owners listed below exercise sole voting and dispositive power over their shares.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
The Robert F. Shipley Family Trust P.O. Box 894 Nogales, Arizona 85628	2,773,363(1)	8.6%
BlackRock, Inc. 55 East 52nd St. New York, NY 10055	1,985,640	6.2%

(1)
The Robert F. Shipley Family Trust’s ownership is comprised solely of shares held in a trust.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR
DIRECTOR AND EXECUTIVE OFFICERS
The following table and notes thereto set forth information with respect to the beneficial ownership of shares of our Common Stock as of April 12, 2019 (except as otherwise indicated below) by each of our directors and director nominees, each named executive officer and by our directors and executive officers as a group, based upon information furnished to us by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power over his or her shares.
Name of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock(1)
Al W. Kraus	188,121(2)	*
Phillip P. Chan, MD, PhD	718,131(3)	2.2%
Vincent J. Capponi, MS	471,235(4)	1.4%
Kathleen P. Bloch, CPA	237,494(5)	*
Eric R. Mortensen, MD, PhD	111,915(6)	*
Michael G. Bator	50,700(7)	*
Edward R. Jones, MD, MBA	75,700(8)	*
Alan D. Sobel, CPA	46,200(9)	*
All current directors, director nominees and executive officers as a group (8 persons)	1,899,496	5.6%

*
Less than 1%

(1)
Applicable percentage of ownership is based on 32,248,580 shares of our Common Stock outstanding as of April 12, 2019. Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Shares of our Common Stock issuable upon the exercise of stock options exercisable currently or within 60 days of April 12, 2019, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 55,746 shares of Common Stock, and 132,375 shares of Common Stock issuable pursuant to stock options currently exercisable.

(3)
Includes 261,581 shares of Common Stock, and 456,550 shares of Common Stock issuable pursuant to stock options currently exercisable.

(4)
Includes 101,975 shares of Common Stock, and 369,260 shares of Common Stock issuable pursuant to stock options currently exercisable.

(5)
Includes 46,944 shares of Common Stock, of which 9,000 shares of Common Stock are held by Ms. Bloch’s husband as to which she disclaims beneficial ownership, and 190,550 shares of Common Stock issuable pursuant to stock options currently exercisable.

(6)
Includes 5,665 shares of Common Stock and 106,250 shares of Common Stock issuable pursuant to stock options currently exercisable.

(7)
Includes 4,500 shares of Common Stock and 46,200 shares of Common Stock issuable pursuant to stock options currently exercisable.

(8)
Includes 5,500 shares of Common Stock and 70,200 shares of Common Stock issuable pursuant to stock options currently exercisable.

(9)
Includes 46,200 shares of Common Stock issuable pursuant to stock options currently exercisable.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS
Our bylaws provide that our Board shall consist of not less than three members. Each director serves for a one-year term, with each director being elected at each Annual Meeting. Five directors are currently serving on the Board. Our Board is authorized to increase or decrease the total number of directors within the limitations prescribed by our bylaws.
The directorships expiring this year are currently filled by Phillip P. Chan, Al W. Kraus, Edward R. Jones, Michael G. Bator and Alan D. Sobel. If each director is elected, the total number of directors comprising our Board will remain at five (5) directors effective immediately following the Annual Meeting. If elected, each director’s term will expire in 2020.
The nominees for election at this Annual Meeting have informed us that they are willing to serve for the term to which they are nominated, if elected. If any nominee should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.
Set forth in the table below is certain information about the nominees for election as directors, including each nominee’s age and length of service as a director of CytoSorbents, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the director serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Phillip P. Chan, MD, PhD	48	2008	Dr. Chan became a director of CytoSorbents in 2008, and since January 2009 has served as our President and Chief Executive Officer. Prior to joining CytoSorbents, Dr. Chan led healthcare and life science investments for the NJTC Venture Fund from 2003 to 2008, most recently as a Partner. In 2006, Dr. Chan co-founded Andrew Technologies, a medical device company commercializing its U.S. Food and Drug Administration, or FDA, -approved HydraSolveTM lipoplasty system for plastic surgery. He is an Internal Medicine physician with a strong background in clinical medicine and research. Dr. Chan received his MD and PhD from the Yale University School of Medicine, completed his Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard Medical School, and received his Board certification. He also holds a BS in cell and molecular biology from Cornell University.
Al W. Kraus(1)(2)(3)	74	2003	Mr. Kraus has been a director of CytoSorbents since 2003, and has been Chairman of our Board since 2009. From 2003 through 2008, Mr. Kraus also served as our President and Chief Executive Officer. Prior to joining CytoSorbents, from 2001 to 2003, Mr. Kraus served as President and Chief Executive Officer of NovoVascular Inc., an early stage company developing coated stent technology. From 1996 to 1998, Mr. Kraus served as President and Chief Executive Officer of Althin Healthcare and from 1998 to 2000, served as President and Chief Executive Officer of Althin Medical Inc., a manufacturer of products for the treatment of end stage renal disease. While Chief Executive Officer of Althin Healthcare, he provided strategic direction and management for operations throughout the Americas. From 1985 through 1989, Mr. Kraus served as Chief Executive Officer of Victor Technologies, formerly known as Micronics, a computer company, and from 1979 to 1985, he was U.S. Subsidiary Manager and Chief Operating Officer of Gambro Inc., a leading medical technology and healthcare company. Mr. Kraus was the Chief Operating Officer of Gambro when it went public in the United States in an offering led by Morgan Stanley. Mr. Kraus holds a BS in Business Administration from St. Joseph’s University.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Edward R. Jones, MD, MBA(1)(3)	70	2007	Dr. Jones has been a director of the Company since April 2007. Dr. Jones has been an attending physician at Albert Einstein Medical Center and Chestnut Hill Hospital as well as Clinical Professor of Medicine at Temple University Hospital since 1985. Dr. Jones has published or contributed to the publishing of 30 chapters, articles, and abstracts on the subject of treating kidney-related illnesses. He has been a member of the Renal Physicians Association, the Philadelphia County Medical Society for 17 years, and is a past board member of the National Kidney Foundation of the Delaware Valley. From March 2009 to March 2011, Dr. Jones is past-President of, and past Counselor at, the Renal Physicians Association. Dr. Jones is past Chairman of Kidney Care Partners, and he is past President of Delaware Valley Nephrology and Hypertension, Associates. He retired from that practice in June 30, 2018. Dr. Jones graduated from The Medical University of South Carolina and completed his Internal Medicine Residency at Temple University Hospital (TUH). He later served as Chief Medical Resident at Temple University Hospital. He was a fellow in the Renal and Electrolyte Section of the University of Pennsylvania after which he joined the faculty of Temple where he ran the renal physiology laboratory while teaching and providing patient care. Dr. Jones received his MBA in healthcare management from St Joseph’s University in Philadelphia.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Michael G. Bator(2)	55	2015	Mr. Bator has been a director of CytoSorbents since July 2015. Mr. Bator is a founder and partner of Quartz Advisory Group, LLC, a capital markets investment bank. Mr. Bator is the founder and partner of Certus Advisory, a consulting firm he founded in February 2015. From April 2015 to December 2016, Mr. Bator was the Chief Financial Officer of Trek Therapeutics, a development stage pharmaceutical company. From January 2001 until February 2015, Mr. Bator held several positions with Jennison Associates, a United States mutual and pension fund management company, where he was most recently Managing Director, Healthcare Research. Prior to that time, he worked in management consulting with Cambridge Pharma Consultancy, Lexington Strategy, and The Boston Consulting Group. Since March 2015, Mr. Bator has served on the board of directors of 3DBio Corporation, a private company focused on bioprinted cartilage implants used in reconstructive and orthopedic surgery. Since June 2017, Mr. Bator has served on the board of directors of Hippo Technologies, LLC., a technology company focused on helping consumers manage their prescriptions. Mr. Bator received his MBA in Finance from Wharton Business School at the University of Pennsylvania, and his BA from Princeton University.
Alan D. Sobel, CPA(1)(3)	58	2014	Mr. Sobel has been a director of CytoSorbents since 2014. Since 1996, Mr. Sobel has served as the Managing Member of Sobel & Co., LLC, a full-service accounting, auditing, taxation, and business consulting firm. He has provided corporate advisory and consulting services, including mergers and acquisitions, for clients in the real estate, manufacturing, pharmaceutical, and distribution businesses, among others. Mr. Sobel is a Certified Public Accountant, and has served in various leadership roles including Chairman of the Audit Committee of the New Jersey Society of Certified Public Accountants. Mr. Sobel received his BS in accounting from Bentley College and his MS in taxation from Fairleigh Dickinson University.

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

Director Experience, Qualifications, Attributes and Skills
We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. Our Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Collectively, our directors have experience as chief executive officers, presidents, or general partners of medical-device companies, physician or other professional organizations, and investment companies which brings unique perspectives to the Board. Furthermore, our directors also have other experience that makes them valuable members, such as prior experience with financing transactions or mergers and acquisitions that provides insight into issues faced by companies.
The following highlights the specific experience, qualification, attributes and skills of our individual Board members that have led our Nominating and Corporate Governance Committee to conclude that these individuals should serve on our Board:
Phillip P. Chan, MD, PhD, our current President and Chief Executive Officer, brings extensive experience in company management, business strategy, medicine, science, investing, and fundraising. Prior to joining CytoSorbents, Dr. Chan was a Partner at NJTC Venture Fund, LP, where he led healthcare and life sciences investments. Dr. Chan co-founded Andrew Technologies, a medical device company commercializing its FDA-approved HydraSolve TM lipoplasty system for plastic surgery. He is an MD and PhD internal medicine physician with a strong background in clinical medicine and research.
Al W. Kraus, our Chairman of the Board and former President and CEO, has more than 25 years’ experience managing publicly-traded and privately-held companies in the dialysis, medical device products, personal computer and custom software industries.
Edward R. Jones, MD, MBA has significant experience serving as a Medical Director of numerous dialysis facilities. From March 2009 to March 2011, Dr. Jones was President of the Renal Physicians Association and thereafter served as a counselor at the Renal Physicians Association until June 2018. From January 2014 until June 2018, Dr. Jones served as Chairman of Kidney Care Partners and President of Delaware Valley Nephrology and Hypertension, Associates.
Michael G. Bator has extensive experience in management consulting as well as mutual and pension fund management. He has served as an equity analyst and Director specializing in healthcare investments for more than 14 years while employed at Jennison Associates. He also has prior experience as a Chief Financial Officer for a publicly-traded company and as a Director of a private company.
Alan D. Sobel, CPA has been a licensed CPA since 1987 and he has worked in public accounting in the areas of audit, consulting and tax, assisting both private and publicly-traded entities. Mr. Sobel has served as a consultant and advisor to Chief Executive Officers and senior management in the pharmaceutical, biotech, and other FDA manufacturing clients, including providing expertise in mergers and acquisitions undertaken by these entities. He has worked extensively with Boards of Directors and Audit Committees as part of his role as lead auditor on SEC engagements.
Vote Required for Election
The receipt of a plurality of the votes cast by stockholders entitled to vote in the election of directors is required for the election of the nominees listed above as directors of CytoSorbents.
Recommendation of the Board
The Board of Directors recommends a vote for all
of the Director nominees.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS
Independence of Directors
Our Board has determined that each of Messrs. Kraus, Bator and Sobel and Dr. Jones are independent as that term is defined under the applicable independence listing standards of the Nasdaq Global Market (“Nasdaq”).
Meetings
Our Board held six meetings during the year ended December 31, 2018. During the year, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period. It is the policy of our Board that each director attends our annual meetings of stockholders. All incumbent directors who were directors at the time attended the 2018 Annual Meeting of Stockholders.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
The Board believes that its current leadership structure, with Dr. Chan serving as President and Chief Executive Officer and Mr. Kraus serving as our independent non-executive Chairman, is appropriate for the Company at this time as it promotes balance between the Board’s independent authority to oversee our business and the President and Chief Executive Officer and his management team who manage the business on a day-to-day basis. Both Dr. Chan and Mr. Kraus are actively engaged on significant matters affecting us, such as long-term strategy. The President and Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairman has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our independent non-executive Chairman, Mr. Kraus calls and chairs regular and special meetings of the Board and all executive sessions of the independent directors, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board, consults frequently with committee chairs and has the right to and often does attend Board committee meetings.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our President and Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the life sciences sector as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Committees of the Board
Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The current members of the Audit Committee are Mr. Sobel, who serves as Chairman, Mr. Kraus and Dr. Jones. Each of the members of the Audit Committee is independent as defined by the applicable

Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules applicable to audit committee members. The Board has determined that Mr. Sobel qualifies as an “audit committee financial expert,” as such term is defined by Item 407(d)(5) of Regulation S-K as promulgated by the SEC.
The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee oversees our financial reporting process and system of internal control over financial reporting, and selects and oversees the performance of, and approves in advance the services provided by, our independent auditors. The Audit Committee provides an open avenue of communication among our independent auditors, financial and senior management and the Board. The Audit Committee meets regularly with our independent auditors without management present, and from time to time with management in separate private sessions, to discuss any matters that the Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements that may arise concerning our accounting practices or financial statements. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
In 2018, the Audit Committee held five meetings and all members were present at 75% of or all of the meetings. A copy of the Audit Committee’s charter is posted on our website at www.cytosorbents.com. Our website is not a part of this proxy statement, and all references to our website address in this proxy statement are intended to be inactive textual references only.
Review and Approval of Related Person Transactions
Our Board has adopted written policies and procedures for the review, approval or ratification of transactions involving CytoSorbents and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members (each of whom we refer to as a “related person”). The policies and procedures cover any transaction involving $120,000 or more with a related person (a “related person transaction”) in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.
Any proposed related person transaction must be reported to the Chairman of our Audit Committee. The policy calls for the transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. The transaction should be approved in advance whenever practicable. If not practicable, the Audit Committee will review, and may, if deemed appropriate, ratify the related person transaction. The policy also permits the Chairman of the Audit Committee to approve related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transaction that is ongoing in nature will be reviewed annually.
A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee or Chairman after full disclosure of the related person’s interest in the transaction. The transaction may be approved or ratified only if the Audit Committee determines that the transaction is not inconsistent with the Company’s best interests. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:
•
the related person’s interest in the transaction;

•
the approximate dollar value of the transaction;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•
the purpose and potential benefit to us of the transaction.

The policy provides that related party transactions involving the compensation of our executive officers will be reviewed and approved by the Compensation Committee or our Board, in accordance with the Compensation Committee’s charter.
There were no such related party transactions in 2018.

Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Mr. Sobel, who serves as Chairman, Mr. Kraus and Dr. Jones. Each of the members of the Nominating and Corporate Governance Committee is independent as defined by the applicable Nasdaq listing standards.
The Nominating and Corporate Governance Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters. Among its other duties, the Nominating and Corporate Governance Committee evaluates nominees and reviews the qualifications of individuals eligible to stand for election and reelection as directors and makes recommendations to the Board on this matter; oversees compliance with our Code of Business Conduct and Ethics; reviews and approves related party transactions; recommends and advises the Board on certain other corporate governance matters; and oversees the Board’s performance evaluation process.
During 2018, the Nominating and Corporate Governance Committee held one meeting. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.cytosorbents.com.
Evaluation and Identification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our President and Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to CytoSorbents. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees; however, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand CytoSorbents and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its Committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:
•
industry knowledge;

•
accounting and finance;

•
business judgment;

•
management;

•
leadership;

•
business strategy;

•
crisis management; and

•
corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
•
sound business and personal judgment;

•
diversity of origin, experience, background and thought;

•
senior management experience and demonstrated leadership ability;

•
accountability and integrity;

•
financial literacy;

•
industry or business knowledge, including science, technology, and marketing acumen;

•
the extent, nature and quality of relationships and standing in the research and local communities;

•
in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

•
independence of thought and ideas; and

•
other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our bylaws as described in “Stockholder Proposals and Nomination of Director Candidates” in this proxy statement.
Compensation Committee
The current members of the Compensation Committee are Mr. Kraus, who serves as Chairman, and Mr. Bator. Each of the current members of the Compensation Committee is independent as defined by the applicable Nasdaq listing standards.
Decisions regarding the compensation of our executive officers are made by the Compensation Committee. The Compensation Committee’s principal responsibilities include reviewing the Company’s overall compensation philosophy and the adequacy and market competitiveness of our compensation plans and programs, evaluating the Company’s compensation policies and practices to determine whether these policies and practices create incentives for a particular employee group to take actions which could put the Company at undue risk, evaluating the performance of and reviewing and approving compensation for our executive officers, evaluating and recommending director compensation, and reviewing and discussing with management the compensation disclosures included in this proxy statement. The Compensation Committee also administers our equity-based and other incentive plans, including assuming responsibility for granting, or delegating as appropriate the authority for granting, and making decisions with respect to, awards under our equity compensation and other incentive plans. On an annual basis the Compensation Committee approves a pool of options to be awarded to non-executive employees and delegates the authority for granting these awards to the Chief Executive Officer. The roles of management and our compensation consultant, Radford, an Aon-Hewitt company (“Radford”), are discussed below under “Significant Corporate Governance Standards” and “Compensation Setting Process.” The Compensation Committee held three meetings during 2018. A copy of the Compensation Committee’s charter is posted on our website at www.cytosorbents.com.

Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. With the exception of Al W. Kraus, who served as our President and Chief Executive Officer from 2003 to 2008, none of the members of the Compensation Committee has ever been an employee or one of our officers.
Stockholder Communications to the Board of Directors
Stockholders may send communications to our Board in writing, addressed to the full Board or a specific committee of the Board, c/o Amy Vogel, Investor Relations, CytoSorbents Corporation, 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852, telephone (732) 398-5394 or avogel@cytosorbents.com. Such correspondence will be logged in and forwarded to the Board.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department) and our directors. Our Code of Business Conduct and Ethics is posted on our website at www.cytosorbents.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

DIRECTOR COMPENSATION
The following table shows for the fiscal year ended December 31, 2018 certain information with respect to the compensation of all non-employee directors of the Company.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Michael G. Bator	$22,000	—	68,275(3)	$90,275
Edward R. Jones, MD, MBA	$23,100	—	68,275(4)	$91,375
Al W. Kraus	$48,400	—	136,432(5)	$184,832
Alan D. Sobel, CPA	$31,900	—	68,275(6)	$100,175

(1)
In 2018, each of our non-employee directors received a grant of 3,300 restricted stock units which will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan. The values of these grants have been calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). Because a “Change of Control” is not contemplated or probable at this time, there is no amount associated with these awards.

(2)
The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-based Compensation” in Note 10 of our financial statements for the period ended December 31, 2018.

(3)
In connection with his service as a director in 2018, we issued Mr. Bator options to purchase 14,450 shares of our Common Stock at an exercise price of  $7.90 per share, which were granted on March 15, 2018 and expire on March 15, 2028. One quarter of these shares vested on March 31, 2018, one quarter vested on June 30, 2018, one quarter vested on September 30, 2018 and one quarter vested on December 31, 2018.

(4)
In connection with his service as a director in 2018 we issued Dr. Jones options to purchase 14,450 shares of our Common Stock at an exercise price of  $7.90 per share, which were granted on March 15, 2018 and expire on March 15, 2028. One quarter of these shares vested on March 31, 2018, one quarter vested on June 30, 2018, one quarter vested on September 30, 2018 and one quarter vested on December 31, 2018.

(5)
In connection with Mr. Kraus’ service as a director in 2018 we issued options to purchase 28,875 shares of our Common Stock at an exercise price of  $7.90 per share, which were granted on March 15, 2018 and expire on March 15, 2028. One quarter of these shares vested on March 31, 2018, one quarter vested on June 30, 2018, one quarter vested on September 30, 2018 and one quarter vested on December 31, 2018.

(6)
In connection with his service as a director in 2018 we issued Mr. Sobel options to purchase 14,450 shares of our Common Stock at an exercise price of  $7.90 per share, which were granted on March 15, 2018 and expire on March 15, 2028. One quarter of these shares vested on March 31, 2018, one quarter vested on June 30, 2018, one quarter vested on September 30, 2018 and one quarter vested on December 31, 2018.

In early 2018, the Board approved a new fee schedule for its members which became effective January 1, 2018. Pursuant to the revised fee schedule, the Chairman of the Board is entitled to an annual retainer of  $36,300 and each non-employee Board member is entitled to an annual retainer of  $16,500. Each member of the Audit Committee and Nominating and Corporate Governance Committee is entitled to an additional $6,600 per year, and each member of the Compensation Committee is entitled to an additional $5,500 per year. The Chairmen of the Audit Committee and the Nominating and Corporate Governance Committee are entitled to an additional $15,400 per year. In addition, each of our directors is eligible to receive reimbursement for actual out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board and Board committees and an annual equity grant.

In November 2018, the Board commissioned Radford to evaluate compensation for both the Board and management and make recommendations to approximately align these two groups with the interests of stockholders. The Board continues to evaluate future Board compensation and will seek to finalize as soon as possible.

OFFICERS
Below is information about Phillip P. Chan, Vincent J. Capponi, Kathleen P. Bloch and Eric R. Mortensen, our named executive officers. This information includes each officer’s age, his or her position with CytoSorbents, the length of time he or she has held each position and his or her business experience for at least the past five years. Our Board elects our executive officers annually, and executive officers serve until they resign or the Board terminates their position. There are no family relationships among any of our directors, nominee for director and executive officers.
Name	Age	Position
Phillip P. Chan, MD, PhD	48	President and Chief Executive Officer
Vincent J. Capponi, MS	61	Chief Operating Officer
Kathleen P. Bloch, CPA, MBA	64	Chief Financial Officer
Eric R. Mortensen, MD, PhD	60	Chief Medical Officer
Phillip P. Chan, MD, PhD.   Dr. Chan became a director of the Company in 2008, and since January 2009 has served as President and Chief Executive Officer. Prior to joining CytoSorbents, Dr. Chan led healthcare and life science investments for the NJTC Venture Fund from 2003 to 2008, most recently as a Partner. In 2006, Dr. Chan co-founded Andrew Technologies, a medical device company commercializing its FDA-approved HydraSolve TM lipoplasty system for plastic surgery. He is an Internal Medicine physician with a strong background in clinical medicine and research. Dr. Chan received his MD and PhD from the Yale University School of Medicine, completed his Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard Medical School, and received his Board certification. He also holds a BS in cell and molecular biology from Cornell University.
Vincent J. Capponi, MS.   Mr. Capponi joined the Company as Vice President of Operations in 2002 and became our Chief Operating Officer in July 2005. He has more than 20 years of management experience in medical device, pharmaceutical and imaging equipment at companies including Upjohn, Sims Deltec and Sabratek. Prior to joining CytoSorbents in 2002, Mr. Capponi held several senior management positions at Sabratek and its diagnostics division GDS and was interim president of GDS diagnostics in 2001. From 1998 to 2000, Mr. Capponi was Senior Vice President and Chief Operating Officer for Sabratek and Vice President Operations from 1996 to 1998. He received his MS in Chemistry and his BS in Chemistry and Microbiology from Bowling Green State University.
Kathleen P. Bloch, MBA, CPA.   Ms. Bloch has more than 20 years of executive financial experience in both public and private companies. She became Chief Financial Officer of the Company in May 2013. Previously, she served as Chief Financial Officer of Laureate Biopharmaceutical Services, Inc., a leader in biopharmaceutical contract development and manufacturing from November 2010 to May 2013. Prior to that, from September 2007 to November 2010, Ms. Bloch served as Chief Operating Officer and CFO of PC Group, Inc., a $70 million in revenue, Nasdaq-listed, publicly traded company with a diverse group of holdings, including several medical device subsidiaries. Ms. Bloch served as Chief Financial Officer of Silver Line Building Products Corporation, one of the world’s largest manufacturers of vinyl windows, from August 1999 to August 2007. She began her career at the accounting firm of Peat Marwick International. Ms. Bloch holds an MBA and a BS in accounting from LaSalle University, and is a Certified Public Accountant.
Eric R. Mortensen, MD, PhD.   Dr. Mortensen has more than 20 years of management and clinical trial experience in the pharmaceutic industry. He began his employment as Chief Medical Officer of CytoSorbents effective June 1, 2017. Prior to that, for two years, Dr. Mortensen served as the Vice President & Therapeutic Area Clinical Head for Inflammation and Immunology at Pfizer, leading Pfizer’s global, late-stage development organization for programs in inflammatory diseases including studies for Enbrel® and Xeljanz®. Prior to that, Dr. Mortensen held various other clinical managerial positions at Pfizer from 2008 through 2014. Before working at Pfizer, Dr. Mortensen spent five years at Merck Research Laboratories, where he was responsible for registration studies of the COX2 inhibitors rofecoxib and etoricoxib. Dr. Mortensen received his medical degree from the Harvard University and Massachusetts Institute of Technology Division of Health Sciences and Technology, and his doctorate in biophysics from the Graduate School of Arts and Sciences at Harvard University. Dr. Mortensen completed his residency training in internal medicine at Massachusetts General Hospital and a fellowship in gastroenterology at the University of Michigan Medical Center, Ann Arbor.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis explains how our executive compensation program is designed and operates with respect to our named executive officers by describing the objectives of our executive compensation program, what the compensation program is designed to reward, and each compensation component that we provide. In addition, we explain how and why our Compensation Committee arrived at specific compensation policies and decisions involving our named executive officers for the fiscal year ended December 31, 2018.
This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.
Significant Executive Compensation Actions
Our Compensation Committee, which consists of two independent directors, sets the compensation of our named executive officers. For 2018, based in part upon recommendations made by Radford the Compensation Committee took the following actions with respect to the compensation of our named executive officers:
•
increased base salaries to advance them towards more competitive market levels;

•
approved cash bonuses linked to the Company’s 2018 performance, which bonuses were determined, approved and paid in the first quarter of 2019;

•
approved bonuses in the form of restricted stock units linked to the Company’s 2018 performance, which bonuses were determined, approved and granted in the first quarter of 2019; and

•
approved additional long-term incentive compensation in the form of a combination of restricted stock units and stock options, including options which were subject to vesting based upon the Company’s ability to meet certain predetermined milestones related to 2018 operating performance, to further align the incentives of the executives and stockholders, retain key executives and reward performance.

Significant Corporate Governance Standards
We have endeavored to maintain high standards in our executive compensation practices. We conduct an annual review of our compensation programs for executive officers and other employees to assess the level of risk associated with those programs and the effectiveness of our policies and practices for monitoring and managing these risks. Following a selection process, in November 2018, we engaged Radford to assist the Compensation Committee in evaluating our executive compensation practices. Radford has helped the Compensation Committee review and make appropriate changes to our executive compensation guiding principles, update our compensation peer group, evaluate the competitiveness of our named executive officers’ compensation, and assist it in the course of its deliberations concerning executive compensation decisions. Radford serves at the discretion of our Compensation Committee, and they do not provide any other services to us. Prior to retaining Radford, Willis Towers Watson, a compensation consultant, was engaged to assist the Compensation Committee in evaluating our executive compensation practices, including with respect to 2018 compensation. Willis Towers Watson helped the Compensation Committee review and make appropriate changes to our executive compensation guiding principles, update our compensation peer group, evaluate the competitiveness of our named executive officers’ compensation, and assist it in the course of its deliberations concerning executive compensation decisions. Willis Towers Watson served at the discretion of our Compensation Committee, and they did not provide any other services to us.
Executive Compensation Philosophy and Objectives
We operate an innovative and novel blood purification technology which we are commercializing throughout the world through direct sales and distributor and partner relationships. Our CytoSorb® device is used to prevent or treat life threatening inflammation in the ICU and cardiac surgery which, if untreated, may lead to organ failure or even death. We have received CE Mark approval of our CytoSorb® device and are seeking FDA approval of the device. While we have limited direct competitors, we compete for capital with other early stage microcap companies in the life sciences space. To effectively operate in this dynamic market, we need a highly talented and seasoned team of executives and business professionals.
We compete with pharmaceutical and medical device companies in seeking to attract and retain a skilled management team. To meet this challenge, we have adopted a compensation philosophy designed to offer our named executive officers compensation and benefits that are market competitive and that meet our goals of attracting, retaining and motivating highly skilled individuals to help us achieve our financial and strategic objectives.
Our executive compensation program is designed to achieve the following principal objectives:
•
attract and retain talented and experienced individuals;

•
offer total compensation opportunities that take into consideration the practices of other comparably positioned life sciences companies;

•
directly and substantially link total compensation to measurable corporate and individual performance;

•
create and sustain a sense of urgency surrounding strategy execution and the achievement of key business objectives; and

•
strengthen the alignment of the interests of our named executive officers and stockholders through equity-based, long-term incentives and reward our named executive officers for creating long-term stockholder value.

Compensation-Setting Process
Role of the Compensation Committee
Our Compensation Committee is responsible for overseeing our executive compensation philosophy and our executive compensation program, determining and approving the compensation for our named executive officers, negotiating executive employment contracts, and helping to establish appropriate compensation for Board members and other key employees. Our Compensation Committee regularly reports to our Board on its deliberations, but is ultimately responsible for compensation decisions, as described in the Compensation Committee’s charter.
Our Compensation Committee reviews, on at least an annual basis, our executive compensation program, including our incentive compensation plans, to determine whether they are appropriate, properly coordinated, and achieve their intended purposes, and recommends to our Board any modifications or new plans or programs. It also reviews the compensation of our named executive officers and makes decisions about the various components that comprise their compensation packages.
Role of Management
In carrying out its responsibilities, our Compensation Committee works with members of our management team, including our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Medical Officer. Typically, our management team assists our Compensation Committee by providing information about our corporate, financial and individual performance, competitive market data and management’s perspective and recommendations on compensation matters.
Typically, our Chief Executive Officer makes recommendations to our Compensation Committee regarding the compensation of our executive officers, including our named executive officers (except with respect to his own compensation), and, at the request of the Compensation Committee, attends Compensation Committee meetings (except with respect to discussions involving his own compensation).
Use of Competitive Data
To assess the competitiveness of our executive compensation program and compensation levels, our Compensation Committee examines the competitive compensation data for senior executives of other similar life science companies on the Nasdaq.

Compensation Program Design for 2018
In designing our compensation program for 2018, we were cognizant of our need to motivate our named executive officers to meet our short-term goals and long-term strategic objectives. Thus, we emphasized the use of equity in the form of options to purchase shares of our Common Stock and restricted stock units to incent our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable long-term value for our stockholders. We believe that stock options and restricted stock units offer our named executive officers a valuable long-term incentive that aligns their interests with the interests of our stockholders.
The equity compensation awarded to our named executive officers in 2018 is discussed below under “Executive Compensation Program Components — Equity Compensation.”
We also offer cash compensation to our named executive officers in the form of base salaries at levels that we believe help us provide competitive compensation packages. In 2018, our Compensation Committee recognized a need to review annual base salaries of its named executive officers. The Company considered competitive compensation data for senior executives of all life science companies on the Nasdaq between a market cap of  $200 million to $500 million. Using this information as a reference and recognizing the need to remain competitive in our market, our Compensation Committee increased the base salary of our named executive officers for 2018.
We do not provide significant perquisites or other personal benefits to our executive officers. Our executive officers participate in broad-based company-sponsored health and welfare programs on substantially the same basis as our other salaried employees.
Executive Compensation Program Components
The following describes each component of our executive compensation program, the rationale for each component and how compensation amounts and awards were determined for 2018.
Base Salary
Base salary represents the fixed portion of our named executive officers’ compensation, which we view as an important element to attract, retain and motivate highly talented executives. Base salaries represent a significant portion of the total compensation opportunity for our named executive officers.
In 2018, our Compensation Committee conducted a review of each named executive officer’s base salary with input from our Chief Executive Officer. Our Compensation Committee then considered and made adjustments as it determined to better approach a salary which would be reasonable and necessary to reflect the scope of each named executive officer’s role, performance, experience, prior base salary level, position, company stage, company finances, and market conditions. In making these adjustments, our Compensation Committee also considered the median of the base salary range for all life science companies on the Nasdaq between a market cap of  $200 million to $500 million. The changes in the base salaries of our named executive officers from 2017 to 2018 are set forth in the following table:
Named Executive Officer	2018 Base Salary	2017 Base Salary	% Increase from 2017 to 2018
Phillip P. Chan, MD, PhD	$400,000	$378,000	5.8%
Vincent J. Capponi, MS	$332,000	$314,000	5.7%
Kathleen P. Bloch, CPA	$295,000	$275,000	7.3%
Eric R. Mortensen, MD, PhD	$339,000	$330,000	2.7%
Annual Cash Bonuses
Cash bonuses are solely discretionary based upon the approval of the Board. There are no target bonuses. In determining whether to award cash bonuses, the Compensation Committee considers the operational performance of the Company relative to its operating plan, including revenue growth and cost containment, management’s ability to meet specified performance milestones, as well as individual performance indicators. Historically, the Compensation Committee has not offered executives annual cash bonuses but instead awarded bonuses in the form of restricted stock units. However, following its review of the Company’s overall compensation philosophy, the Compensation Committee determined to award a mixture of cash bonuses and restricted stock units to executives in recognition of the Company’s 2018 performance and the performance of each executive, which bonuses were paid in the first quarter of 2019.
Equity Compensation
We use equity awards to motivate and reward our named executive officers, to encourage long-term corporate performance based on the value of our Common Stock and to align the interests of our named executive officers with those of our stockholders.
In order to better align the interests of our named executive officers with our stockholders, in 2018, the Compensation Committee awarded executives bonuses in the form of restricted stock units. These restricted stock units vest one third at the time of the award, one third one year from the first anniversary of the award, and one third on the second anniversary of the award, subject to the grantee’s continued service as of each applicable vesting date. In determining whether to award restricted stock unit bonuses, the Compensation Committee considered the performance of the Company relative to its operating plan, including revenue growth and cost containment, management’s ability to meet specified performance milestones, as well as individual performance indicators.
In addition, in 2018, we granted our named executive officers stock options which would only vest upon the achievement of corporate milestones, as follows:
(a)
35% vest upon achieving 2018 budgeted revenues and not exceeding budgeted operating expenses, based upon metrics as determined by the Board;

(b)
32.5% vest upon achievement of certain regulatory approval and clinical trial objectives in calendar year 2018, as determined by the Board;

(c)
17.5% vest upon meeting certain financial and operating goals for calendar year 2018, as determined by the Board; and

(d)
15% vest upon achievement of one or more new or expanded major strategic partnerships in calendar year 2018, as determined by the Board.

On February 19, 2019, the Board determined, in its discretion, that 60% of these performance milestones had been met.
In addition, in 2017 and 2018, our Compensation Committee granted restricted stock units to named executive officers which would vest in the event of a “Change in Control” as defined in the Company’s 2014 Long-Term Incentive Plan. See “Executive Compensation — Grants of Plan-Based Awards.”
Retirement and Other Benefits
Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan on the same basis as our other employees who satisfy the plan’s eligibility requirements, including requirements relating to age and length of service. Under this plan, participants may elect to reduce their current compensation by up to the statutory limit, $18,500 in fiscal 2018 plus an additional $6,000 for participants 50 years or older and have us contribute the amount of this reduction to the Section 401(k) plan. During 2018, we matched up to 20% of employee contributions, but not exceeding $2,700 per employee. We intend for the 401(k) plan to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.
Additional benefits received by our named executive officers include medical, dental, vision, short-term disability, long term disability, life and accidental death and dismemberment insurance, and Health Savings Account contributions. These benefits are provided on substantially the same basis as to all of our full-time employees.

Historically, we have not provided perquisites or other personal benefits to our named executive officers. Currently, we do not view perquisites or other personal benefits as a component of our executive compensation program. Our future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our Compensation Committee.
Employment Agreements
On July 14, 2015, we entered into employment agreements with Dr. Phillip P. Chan, President and Chief Executive Officer, Vincent J. Capponi, Chief Operating Officer, and Kathleen P. Bloch, Chief Financial Officer. On May 23, 2017, we entered into an employment agreement with Dr. Eric R. Mortensen, which agreement became effective June 1, 2017. With the exception of his own agreement, each of these agreements was negotiated on our behalf by our CEO, with the oversight and approval of our Compensation Committee. Our CEO’s employment agreement was negotiated directly with our Compensation Committee. We believe that these employment agreements were necessary to retain these individuals and induce them to lead us in achieving our goals as a publicly traded company. The employment agreements with Dr. Chan, Mr. Capponi, and Ms. Bloch expired on December 31, 2018. The parties continue to operate under the terms of the expired agreements as they negotiate new agreements.
For a summary of the material terms and conditions of these employment agreements, see the section entitled “Compensation of Named Executive Officers — Employment Agreements.”
Post-Employment Compensation Arrangements
The employment agreements provide each of our named executive officers with certain protection in the event of his or her termination of employment under specified circumstances, including following a change of control of our Company. We believe that these protections serve our executive retention objectives by helping our named executive officers maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event that there is a potential transaction that could involve a change in control of our Company. The terms of these agreements were determined after review by our Compensation Committee of our retention goals for each named executive officer and an analysis of competitive market data.
For a summary of the material terms and conditions of these severance and change in control arrangements, see the sections entitled “Compensation of Named Executive Officers — Employment Agreements” and “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Other Compensation Policies
Hedging and Pledging
All of our executive officers and members of the Board are prohibited from entering into hedging or pledging transactions in respect of our Common Stock or other securities issued by us.
Compensation Recovery Policy
We have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our named executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of  $1.0 million paid in any taxable year to its chief executive officer and each of its three next most highly-compensated named executive officers (other than its chief financial officer). Remuneration in excess of  $1.0 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code. Additionally, under a Section 162(m) exception for private companies that subsequently become publicly held, any compensation paid pursuant to a compensation plan in existence before the effective date of the public offering of securities will not be subject to the $1.0 million limitation until the earliest of: (i) the expiration of the compensation plan, (ii) a material modification of the compensation plan (as determined under Section 162(m)), (iii) the issuance of all the employer stock and other compensation allocated under the compensation plan, or (iv) the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which the public offering of securities occurred.
The 2017 tax reform legislation removed the “performance-based compensation” exception from Section 162(m), effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of  $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Despite the Compensation Committee’s efforts to structure certain variable compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs. In addition, our Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.
Taxation of  “Parachute” Payments and Deferred Compensation
Sections 280G and 4999 of the Internal Revenue Code provide that named executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control of our Company that exceed certain prescribed limits, and that we (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Internal Revenue Code imposes significant additional taxes in the event that an employee, including a named executive officer, director, or service provider receives “nonqualified deferred compensation” that does not satisfy the conditions of Section 409A.
We did not provide any named executive officer with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Internal Revenue Code during 2018. We have not agreed and are not otherwise obligated to provide any named executive officer with a “gross-up” or other reimbursement under Section 409A.
Accounting for Stock-Based Compensation
We follow the FASB ASC Topic 718 for our stock-based compensation awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables that accompany this Compensation Discussion and Analysis, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their statements of operations over the period that the recipient of the award is required to render service in exchange for the award.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Securities and Exchange Commission regulations. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, in CytoSorbents Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
Submitted by:
The Compensation Committee of the Board of Directors
Al W. Kraus, Chairman
Michael G. Bator

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows for the fiscal years ended December 31, 2018, 2017 and 2016, compensation awarded to or paid to, or earned by, our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation	Total ($)
Phillip P. Chan, MD, PhD President and Chief Executive Officer	2018	400,000	160,000	337,550(3)	337,745	12,000	1,247,295
	2017	378,000	—	227,500(4)	210,097	12,000	827,597
	2016	350,000	—	121,940(5)	23,262	12,000	507,202
Vincent J. Capponi, MS Chief Operating Officer	2018	332,000	132,800	298,300(3)	316,520	—	1,079,620
	2017	314,000	—	201,253(4)	198,185	—	713,438
	2016	291,000	—	107,870(5)	21,932	—	420,802
Kathleen P. Bloch, MBA, CPA Chief Financial Officer	2018	295,000	118,000	272,395(3)	268,188	—	953,583
	2017	275,000	—	183,753(4)	167,861	—	626,614
	2016	255,000	—	98,490(5)	18,609	—	372,099
Eric R. Mortensen, MD, PhDChief Medical Officer	2018	339,000	101,700	109,900(3)	229,466	—	780,066
	2017	186,576	—	—	116,700	—	303,276

(1)
In 2018, 2017 and 2016, each of our named executive officers received grants of restricted stock units which will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan. The value of these grants has been calculated in accordance with ASC Topic 718. Because a “Change of Control” is not contemplated or probable at this time, there is no amount associated with these awards.

(2)
The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-based Compensation” in Note 10 of our financial statements for the period ended December 31, 2018.

(3)
On February 28, 2018, certain named executive officers received restricted stock units which will vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on February 28, 2018.

(4)
On February 24, 2017, certain named executive officers received restricted stock units which will vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on February 24, 2017.

(5)
On June 7, 2016, certain named executive officers received restricted stock units which will vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on June 7, 2016.

Employment Agreements
Dr. Phillip P. Chan
On July 14, 2015, we entered into an executive employment agreement with Dr. Chan relating to his employment as our President and Chief Executive Officer. Pursuant to his employment agreement, Dr. Chan receives reimbursement for certain travel expenses in the amount of  $12,000 per year. Dr. Chan’s employment agreement also provides for terms of benefits afforded to Dr. Chan, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Dr. Chan’s employment agreement had an initial term of three years and became retroactively effective as of January 1, 2015. Accordingly, Dr. Chan’s employment agreement expired on December 31, 2018. The parties continue to operate under the terms of the expired agreement as a new agreement is negotiated.
In addition, Dr. Chan’s employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Vincent J. Capponi, MS
On July 14, 2015, we entered into an executive employment agreement with Mr. Capponi relating to his employment as our Chief Operating Officer. Mr. Capponi’s employment agreement provides for terms of benefits afforded to Mr. Capponi, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Mr. Capponi’s employment agreement had an initial term of three years and became retroactively effective as of January 1, 2015. Accordingly, Mr. Capponi’s employment agreement expired on December 31, 2018. The parties continue to operate under the terms of the expired agreement as a new agreement is negotiated.
In addition, Mr. Capponi’s employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation —  Potential Payments upon Termination or Change of Control.”
Kathleen P. Bloch, MBA, CPA
On July 14, 2015, the Company entered into an executive employment agreement with Ms. Bloch relating to her employment as our Chief Financial Officer. Under the terms of her employment agreement, Ms. Bloch receives up to forty (40) hours of paid time off each calendar year for attendance at continuing education programs, and reimbursement for the cost of attending CE programs up to a maximum amount of  $1,000 per year, prorated for partial years. Ms. Bloch’s employment agreement also provides for terms of benefits afforded to Ms. Bloch, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Ms. Bloch’s employment agreement had an initial term of three years and became retroactively effective as of January 1, 2015. Accordingly, Ms. Bloch’s employment agreement expired on December 31, 2018. The parties continue to operate under the terms of the expired agreement as a new agreement is negotiated.
In addition, Ms. Bloch’s employment agreement provides for benefits if her employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Eric R. Mortensen, MD, PhD
On May 23, 2017, the Company entered into an executive employment agreement with Dr. Mortensen relating to his employment as our Chief Medical Officer. Dr. Mortensen’s employment agreement has an initial term of thirty-one months and became effective as of June 1, 2017. Under the terms of his employment agreement, Dr. Mortensen receives up to forty (40) hours of paid time off each calendar year for attendance at continuing education (“CE”) programs, and reimbursement for the cost of attending CE programs up to a maximum amount of  $1,000 per year, prorated for partial years. The Company also agreed to pay for the cost of the one-time conversion or transfer of his Pennsylvania Medical License to New Jersey, up to a maximum of  $500, and up to $500 each year for annual renewal of his New Jersey Medical License for the term of the employment agreement. Further, Dr. Mortensen’s employment agreement provides for terms of benefits afforded to Dr. Mortensen, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses.
In addition, Dr. Mortensen’s employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation —  Potential Payments upon Termination or Change of Control.”

Grants of Plan-Based Awards
The following table provides information regarding plan-based awards granted to our named executive officers in 2018:
Name	Grant date	Estimated future payouts under equity incentive plan awards Target (#)(1)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(2)(3)
Phillip P. Chan, MD, PhD
RSUs(2)	3/15/2018	10,300	—	—
RSUs(3)	2/28/2018	43,000	$7.85	$337,550
Options(4)	3/15/2018	70,650	$7.90	$337,745
Vincent J. Capponi, MS
RSUs(2)	3/15/2018	10,100	—	—
RSUs(3)	2/28/2018	38,000	$7.85	$298,300
Options(4)	3/15/2018	66,210	$7.90	$316,520
Kathleen P. Bloch, CPA
RSUs(2)	3/15/2018	8,800	—	—
RSUs(3)	2/28/2018	34,700	$7.85	$272,395
Options(4)	3/15/2018	56,100	$7.90	$268,188
Eric R. Mortensen, MD, PhD
RSUs(2)	3/15/2018	20,000	—	—
RSUs(3)	2/28/2018	14,000	$7.85	$109,900
Options(4)	3/15/2018	48,000	$7.90	$229,466

(1)
The value of awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-based Compensation” in Note 10 of our financial statements for the period ended December 31, 2018.

(2)
Represents restricted stock units that will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan. Because a “Change of Control” is not contemplated or probable at this time, there is no amount associated with these awards.

(3)
Vesting as to one-third of these restricted stock units shall occur on each of the date of the grant, the first anniversary of the date of grant, and the second anniversary of the date of grant, subject to the grantee’s continued service as of each applicable vesting date. The grant date fair value represents the fair market value of the vested and unvested restricted stock units awarded on February 28, 2018.

(4)
Represents stock options granted pursuant to the Company’s 2014 Long-Term Incentive Plan which vested on the achievement of certain milestones connected to the Company’s operations, subject to approval by the Board. See “Compensation Discussion and Analysis — Equity Compensation.”

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards we have made to our named executive officers that have not been exercised and remained outstanding as of December 31, 2018.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Phillip P. Chan, MD, PhD	20,000		4.325	1/4/2020
	89,100		3.450	5/5/2020
	30,500		2.875	4/4/2023
	66,500		4.875	3/28/2024
	7,000		8.070	4/8/2025
	77,600		4.690	6/7/2026
	95,200		5.600	2/24/2027
		70,650(1)	7.900	3/15/2028
					258,209	2,086,329
Vincent J. Capponi, MS	20,000		4.325	1/4/2020
	21,300		3.450	5/5/2020
	30,000		2.875	4/4/2023
	62,700		4.875	3/28/2024
	6,600		8.070	4/8/2025
	73,200		4.690	6/7/2026
	89,250		5.600	2/24/2027
		66,210(1)	7.900	3/15/2028
					244,314	1,974,057
Kathleen P. Bloch, CPA	53,200		4.875	3/28/2024
	5,600		8.070	4/8/2025
	75,650		5.600	2/24/2027
		56,100(1)	7.900	3/15/2028
					215,572	1,741,822
Eric Mortensen, MD	40,000		4.500	5/11/2017
	38,250		5.600	5/11/2017
		48,000(1)	7.900	3/15/2028
					129,334	1,045,019

(1)
On February 19, 2019 the Board of Directors determined that the Company had achieved 60% of certain milestones associated with the Company’s operations. See “Compensation Discussion and Analysis — Equity Compensation.”

(2)
Amount includes (i) restricted stock units held by each of the named executive officers that will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan and (ii) the unvested portion of restricted stock units awarded on February 24, 2017 and February 28, 2018.

(3)
Based on the $8.08 per share closing price of our Common Stock on December 31, 2018, as reported by Nasdaq.

Option Exercises and Stock Vested
The following table provides information regarding options that were exercised by our named executive officers and stock awards held by our named executive officers that vested, in each case, during 2018.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Phillip P. Chan, MD, PhD	100,755	$787,388	36,542	321,333
Vincent J. Capponi, MS	192,000	$1,470,908	32,312	284,149
Kathleen P. Bloch, CPA	122,000	$618,140	29,504	259,453
Eric R. Mortensen, MD			4,666	36,628

(1)
Based upon the closing price of our Common Stock at the vesting date, as reported on Nasdaq.

Potential Payments upon Termination or Change of Control
In this section, we describe payments that may be made to our named executive officers upon several events of termination of employment, including termination in connection with a change of control.
Employment Agreements
Termination Following a Change of Control.   The existing employment agreements with Dr. Chan, Mr. Capponi, Ms. Bloch and Dr. Mortensen which provide for benefits upon specified termination of employment events within twelve months of a change of control and upon termination of employment events at any time for reasons unrelated to a change of control. Under the employment agreements, a “change of control” occurs if:
•
one person acquires more ownership of more than 50% of the total fair market value or total voting power of the stock;

•
a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

•
in the event of the sale of all or substantially all of our assets.

Upon the termination of a named executive officer’s employment following a change of control, the named executive officer will receive, following execution of a release:
•
the Accrued Obligations (as defined in the applicable executive officer’s employment agreement);

•
a lump sum payment equal to (i) with respect to each of Mr. Capponi and Dr. Mortensen, three weeks’ base salary for each full year such executive officer has been employed by us, (ii) with respect to Ms. Bloch, nine months’ base salary, and (iii) with respect to Dr. Chan, twelve months’ base salary; and

•
full payment of COBRA premiums for the earlier of twelve months or until the named executive officer becomes eligible to participate in another employer’s group health plan.

In addition, restricted stock units granted to each of the named executive officers in April 2015, June 2016, February 2017 and March 2018 will vest upon a “Change in Control” as defined in the Company’s 2014 Long-Term Incentive Plan.
Termination Without Cause or for Good Reason.   Under the employment agreements, “good reason” means the occurrence of any of the following events, without the named executive officer’s consent:
•
a material reduction in the named executive officer’s base salary;

•
a relocation of the named executive officer’s principal place of employment by more than 30 miles, if it results in a longer commute for the named executive officer;

•
any material breach by the Company of any material provision of the named executive officer’s employment agreement; or

•
a material, adverse change in the named executive officer’s duties or responsibilities.

Termination Without Cause or for Good Reason.   Upon the termination of a named executive officer without cause, the named executive officer is entitled to receive, following execution of a release:
•
accrued but unpaid base salary and accrued vacation through the date of termination;

•
an amount equal to three weeks’ base salary for each full year the named executive officer was employed by us, with a minimum payment equal to six months’ base salary and a maximum payment equal to of twelve months’ base salary, payable in accordance with our regular payroll practices;

•
full payment of COBRA premiums for the earlier of twelve months or until the named executive officer becomes eligible to participate in another employer’s group health plan; and

•
acceleration of vesting of all stock options and restricted stock granted to the named executive officer.

Termination for Cause or Expiration of the Employment Agreement.   If a named executive officer is terminated for cause, or if a named executive officer’s employment agreement expires, the named executive would be entitled to any accrued but unpaid base salary, and any accrued but unused vacation.
Termination as a Result of Death or Disability.   Upon termination of a named executive officer as a result of death or disability, the named executive officer is entitled to receive any accrued but unpaid base salary and any accrued but unused vacation.

Table of Benefits upon Termination Events
The following tables show potential payments to each of our named executive officers upon termination of employment, including without limitation a change of control, assuming a December 31, 2018 termination date. In connection with the amounts shown in the tables below:
•
Amounts shown under Stock Options and Restricted Stock Units reflect the value of the option and restricted stock unit as to which vesting will be accelerated upon the occurrence of the termination event, and are equal to the product of the number of shares underlying each option multiplied by the difference between the exercise price of each option and the $8.08 per share closing price of our Common Stock on December 31, 2018 as reported on Nasdaq.

•
Amounts shown under Health and Welfare benefits assume COBRA premiums will be paid for a period of twelve months following each applicable termination event.

Phillip P. Chan, MD, PhD
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$400,000	$230,769	—	—
Health and Welfare Benefits	—	—	—	—
Stock Options	—	$1,371,465	—	—
Restricted Stock Units	$2,086,329	$2,086,329	—	—
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$2,486,329	$3,688,563	—	—
Vincent J. Capponi, MS
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$306,462	$306,462	—	—
Health and Welfare Benefits	$19,189	$19,189	—	—
Stock Options	—	$1,012,294	—	—
Restricted Stock Units	$1,974,057	$1,974,057	—	—
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$2,299,708	$3,312,002	—	—

Kathleen P. Bloch, MBA, CPA
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$221,250	$147,500	—	—
Health and Welfare Benefits	$12,932	$12,932	—	—
Stock Options	—	$368,272	—	—
Restricted Stock Units	$1,741,822	$1,741,822	—	—
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,976,004	$2,270,526	—	—
Eric R. Mortensen, MD, PhD
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$169,500	$169,500	—	—
Health and Welfare Benefits	$12,151	$12,151	—	—
Stock Options	—	288,775	—	—
Restricted Stock Units	$1,045,019	$1,045,019	—	—
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,226,670	$1,515,445	—	—
Equity Compensation Plan Information
As of December 31, 2018
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,704,605	$6.42	2,028,011
Equity compensation plans not approved by security holders	953,857	$4.16	166,358
Total	3,658,462	$4.63	2,194,369

CEO PAY RATIO
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our principal executive officer.
During fiscal year 2018, the principal executive officer of CytoSorbents Corporation was our President and Chief Executive Officer, Dr. Phillip P. Chan. For 2018, the combined annual total compensation for Dr. Chan was $1,247,295, and for our median employee was $71,837, resulting in a pay ratio of approximately 17 to 1.
We used information post fiscal year 2018 to identify the “median employee” so as not to estimate bonus or commission amounts. In accordance with Item 402(u) of Regulation S-K, we identified the median employee by using total compensation reflected in our payroll records reportable to the various taxing authorities, generally consisting of salary, wages, overtime, bonus, commissions, health and welfare benefits, and long-term incentive taxable compensation for those employees. In making these determinations, we annualized the compensation of all permanent employees who did not work for us for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee. This calculation was performed for all employees, excluding Dr. Chan, whether employed on a full-time, part-time, or seasonal basis.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PROPOSAL 2
Authorize the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation
General
At our Annual Meeting, holders of our Common Stock are being asked to authorize our Board of Directors to amend and restate our First Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), in the form of Appendix A hereto, to increase the total number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000, which would also increase the total number of authorized shares of capital stock of the Company from 55,000,000 to 105,000,000 (the “Restatement”). On April 1, 2019, the Board of Directors of the Company adopted resolutions approving the Restatement and directed that the Restatement be submitted to a vote of the stockholders at the Annual Meeting. If the stockholders approve the proposal, subject to the discretion of the Board of Directors, the Company will file the Restatement with the Secretary of State of the State of Delaware as soon as practicable. Upon the filing of the Restatement with the Secretary of State of the State of Delaware, the following two (2) sentences will replace the existing first two (2) sentences of Article Fourth of our Certificate of Incorporation:
“FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, as Common Stock, having a par value of  $0.001 per share (the “Common Stock”), and Preferred Stock, having a par value of  $0.001 per share (the “Preferred Stock”). The total number of shares of stock of all classes and series that the Corporation shall have the authority to issue is 105,000,000 shares, of which 100,000,000 shares shall constitute Common Stock and 5,000,000 shares shall constitute Preferred Stock.”
Purpose
The Company, as of April 12, 2019, had 32,248,580 outstanding shares of Common Stock and equity awards that provide, pursuant to vesting and other provisions of such agreements, for the issuance of up to an additional 3,722,355 shares of Common Stock. The Board of Directors has approved the Restatement to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, acquisitions, establishing strategic partnerships, equity financings, providing equity incentives to employees, and payments of stock dividends, stock splits and other recapitalizations. From time to time the Company considers these types of transactions as market conditions or other opportunities arise. Except for the Company’s equity incentive plans for employees, the Company has no present arrangement, agreement, understanding or plan for the issuance of any additional shares of Common Stock proposed to be authorized by the Restatement.
Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board of Directors from taking any such actions that it deems to be consistent with its fiduciary duties.
Vote Required for Approval
The affirmative vote of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon is required to authorizing the Board of Directors, in its discretion, to amend and restate the Certificate of Incorporation.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AUTHORIZING THE
BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND AND RESTATE THE
CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES.

PROPOSAL 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
CYTOSORBENTS CORPORATION 2014 LONG-TERM INCENTIVE PLAN
We believe that equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interests with those of our stockholders. Under our long-term incentive compensation program, we have granted time-based and merit-based stock option and restricted stock unit awards to our executive officers and other key employees under the 2014 Long-Term Incentive Plan.
Our Board and stockholders previously adopted and approved the 2014 Long-Term Incentive Plan, which expires upon the earliest of October 20, 2024, the date on which all shares available for issuance under the 2014 Long-Term Incentive Plan have been issued as vested shares, or the termination of all outstanding awards in connection with a Corporate Transaction (as defined in the 2014 Long-Term Incentive Plan). As of March 31, 2019, 5,414,209 shares have either been issued or are currently subject to outstanding awards, and only 1,985,791 shares remain available for grants under the 2014 Long-Term Incentive Plan (excluding shares that may return to the 2014 Long-Term Incentive Plan due to awards that expire or terminate).
We are asking our stockholders to approve an amendment and restatement of the 2014 Long-Term Incentive Plan in the form of Appendix B attached hereto (the 2014 Long-Term Incentive Plan, as so amended and restated, the “Amended and Restated 2014 Plan”), that increases the number of shares to be reserved and authorized for issuance under the 2014 Long-Term Incentive Plan by 6,000,000 shares to 13,400,000 shares of Common Stock. The increase in the number of shares is intended to meet the equity compensation needs of the Company over multiple years.
In addition, by approving the Amended and Restated 2014 Plan to increase the share reserve, our stockholders are reapproving the material terms necessary for us to continue granting qualified performance-based awards that are intended to be exempt from the $1,000,000 limit on deductions for compensation paid to covered employees with respect to grandfathered awards, if any. These material terms are the employees eligible to receive performance-based awards, the performance criteria on which a performance goal is based, and the maximum number of shares issuable or the amount of cash payable under a performance-based award. Stockholders would also be reapproving the incentive stock option limit in the Amended and Restated 2014 Plan.
The Board has adopted the Amended and Restated 2014 Plan, subject to stockholder approval. Absent such approval, the Amended and Restated 2014 Plan will not become effective.
Purposes of the Proposal
The Board has concluded that the adoption of the Amended and Restated 2014 Plan is necessary to maintain the availability of equity incentive awards for the Company’s and its subsidiaries’ employees and other individuals who perform services for the Company and its subsidiaries. We believe that equity compensation is an essential element of our compensation package and that equity awards align employees’ and directors’ interests with those of our stockholders. Our Board recommends a vote for approval of the Amended and Restated 2014 Plan because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy without which it may be difficult to retain and attract highly qualified employees. The Amended and Restated 2014 Plan will only become effective upon approval by our stockholders.
The Compensation Committee believes that long term incentives are important in supporting the key objectives of the Company’s compensation program which is aimed at incentivizing through equity growth rather than cash incentives. Currently the shares available for issuance and number of awards outstanding as a percentage of the Company’s Common Stock outstanding as of April 12, 2019 is approximately 22.9%. If this proposal is approved by our stockholders, the potential dilution to stockholders would increase by approximately 18.6% to approximately 41.6%. The proposed increase of 6,000,000 shares available for issuance under the Amended and Restated 2014 Plan represents approximately 18.6% of our outstanding

Common Stock as of April 12, 2019. This increase in the number of shares available for issuance under the 2014 Long-Term Incentive Plan would have had a value of $42.9 million based on the closing market price per share of the Company’s Common Stock on that date.
Key Features Designed to Protect Stockholders’ Interests
The Amended and Restated 2014 Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features:
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Independent Administrator.   The Compensation Committee of our Board will generally be the administrator of the Amended and Restated 2014 Plan. Administrative powers may be delegated to officers and other employees, but all determinations regarding awards to our executive officers must be made by the Compensation Committee, and all determinations regarding awards to our non-employee directors must be made by the Board.

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No Evergreen Feature.   The Amended and Restated 2014 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2014 Plan.

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Repricing Prohibited.   The Amended and Restated 2014 Plan requires that stockholder approval be obtained for any repricing, exchange or buyout of underwater options or stock appreciation rights.

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Reloading Prohibited.   The Amended and Restated 2014 Plan prohibits granting stock options with replenishment features.

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No Discount Awards; Maximum Term Specified.   Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our Common Stock on the date the award is granted and a term no longer than ten years.

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Per-Participant Limits on Awards.   The Amended and Restated 2014 Plan limits the size of awards that may be granted during any one year to any one participant.

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Performance-Based Awards.   The Amended and Restated 2014 Plan permits the grant of performance-based stock and cash-incentive awards that are payable only upon the attainment of specified performance goals. The Amended and Restated 2014 Plan includes the provisions necessary to enable us to grant qualified performance-based awards which are intended to be exempt from the $1,000,000 limit on deductions for compensation paid to covered employees.

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No Liberal Definition of Change in Control.   The Amended and Restated 2014 Plan’s definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.

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No Transfers for Value.   Participants are not permitted to transfer awards for value under the Amended and Restated 2014 Plan.

Summary of the Amended and Restated 2014 Plan
The following summary describes the most significant features of the Amended and Restated 2014 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2014 Plan, a copy of which is attached as Appendix B to this Proxy Statement. As of the date of this Proxy Statement, four non-employee directors and approximately 131 employees are eligible to participate in the 2014 Long-Term Incentive Plan.
Eligibility and Participation
The administrator selects the individuals who will participate in the Amended and Restated 2014 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our subsidiaries. The Compensation Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.
Administration
The Compensation Committee of our Board will generally be the administrator of the Amended and Restated 2014 Plan. At any time the Board may serve as the administrator in lieu of or in addition to the Compensation Committee. Except as provided otherwise under the Amended and Restated 2014 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the Amended and Restated 2014 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the Amended and Restated 2014 Plan.
The Compensation Committee or Board may delegate to the officers and employees of the Company limited authority to perform administrative actions under the Amended and Restated 2014 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. This delegation of authority, however, with respect to those grandfathered awards that qualify as “performance-based” awards under Section 162(m) may not extend to the exercise of discretion with respect to awards to participants who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) or officers under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). With respect to any grandfathered award to which Section 16 of the Exchange Act applies, the administrator shall consist of either our Board or the Compensation Committee. With respect to any award that is intended to be a qualified performance-based award and continue to qualify as such under applicable law given the 2017 changes to Section 162(m) of the Code, the administrator shall consist of two or more directors, each of whom is intended to be an “outside director” as defined under Section 162(m) of the Code. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.
Shares Available Under the Amended and Restated 2014 Plan
The shares of our Common Stock issuable pursuant to awards under the Amended and Restated 2014 Plan will be shares authorized for issuance under our Certificate of Incorporation, as amended and restated, but unissued. If the amendment and restatement of the 2014 Long-Term Incentive Plan is approved, the number of shares of our Common Stock issuable pursuant to awards granted under the Amended and Restated 2014 Plan (“Share Pool”) will be equal to 13,400,000.
Adjustments to Share Pool.   Following the effective date of the Amended and Restated 2014 Plan, the Share Pool will be adjusted as follows:
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The Share Pool will be reduced by one share for each share of our Common Stock made subject to an award granted under the Amended and Restated 2014 Plan;

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The Share Pool will be increased by the number of unissued shares of our Common Stock underlying or used as a reference measure for any award or portion of an award granted under the Amended and Restated 2014 Plan or any prior stock incentive plan of the Company that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of our Common Stock used as a reference measure for any award granted under our Amended and Restated 2014 Plan that are not issued upon settlement of such award;

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The Share Pool will be increased by the number of shares of our Common Stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our Amended and Restated 2014 Plan;

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The Share Pool will be increased by the number of shares of our Common Stock withheld by or surrendered (either actually or through attestation) to us in payment of the exercise price of any award granted under our Amended and Restated 2014 Plan; and

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The Share Pool will be increased by the number of shares of our Common Stock withheld by or surrendered (either actually or through attestation) to us in payment of the statutory minimum tax withholding obligation that arises in connection with any award granted under our Amended and Restated 2014 Plan.

In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Types of Awards
The Amended and Restated 2014 Plan enables the grant of stock options, stock appreciation rights, stock awards, stock unit awards, performance shares, cash-based performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards. The Amended and Restated 2014 Plan contains all elements necessary to enable such grandfathered awards granted to covered employees to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired, to ensure maximum deductibility by the Company, to the extent applicable.
Stock Options and Stock Appreciation Rights.   Stock options represent a right to purchase a specified number of shares of our Common Stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the Amended and Restated 2014 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our Common Stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of Common Stock on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 12, 2019, the fair market value of a share of our Common Stock was $7.15 as reported on the NASDAQ Capital Market.
Prohibition on Reload Options.   The administrator is prohibited from granting stock options under the Amended and Restated 2014 Plan that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder delivers shares of our Common Stock to us in payment of the exercise price or any tax withholding obligation upon exercise of an outstanding stock option, we grant to that option holder a new at-the-market option for the number of shares that he or she delivered.
Prohibition on Repricing.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the Amended and Restated 2014 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash,

(ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.
Restricted Stock.   Awards of restricted stock are actual shares of our Common Stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.
Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of our Common Stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.
Restricted Stock Units.   An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our Common Stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to such restricted stock units has been satisfied.
Performance Shares and Performance Units.   An award of performance shares, as that term is used in the Amended and Restated 2014 Plan, refers to shares of our Common Stock or stock units that are expressed in terms of our Common Stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the Amended and Restated 2014 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our Common Stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our Common Stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
Qualified Performance-Based Awards.   The administrator may, to the extent applicable, prior to or at the time of grant, designate a grandfathered award of restricted stock, restricted stock units, performance shares or performance units as a qualified performance-based award intended to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired. For any award so designated as a qualified performance-based award, the administrator will take steps to ensure that the terms of the award are consistent with such designation. The administrator may retain in an award agreement the discretion to reduce, but not to increase, the amount or number of qualified performance-based awards which will be earned based on the achievement of performance goals. Achievement of the performance goals will be certified by a committee of outside directors, within the meaning of Section 162(m) of the Code, before any payment is made under a qualified performance-based award.
Performance goals applicable to qualified performance-based awards may be applied on a per share or absolute basis and relative to one or more performance metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with our or our subsidiary’s established accounting policies, all as the administrator determines at the time the performance goals for a performance period are established. For this purpose, performance metrics mean criteria established by the administrator relating to any of the following, as it may apply to individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
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Earnings or Profitability Metrics:   any derivative of investment advisory revenue; mutual fund servicing revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

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Return Metrics:   any derivative of return on investment, assets, equity or capital (total or invested);

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Investment Metrics:   relative risk-adjusted investment performance; investment performance of assets under management;

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Cash Flow Metrics:   any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

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Liquidity Metrics:   any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);

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Stock Price and Equity Metrics:   any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or

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Strategic Metrics:   Metrics including, but not limited to, product research and development; completion of an identified special project; clinical trials; regulatory filings or approvals; patent application or issuance; manufacturing or process development; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; inventory control; control; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures; capital or fund raising to support operations; government grants; license arrangements; collaboration or customer agreements or arrangements; legal compliance or safety and risk reduction; or such other measures as determined by the Administrator consistent with these performance measures.

To the extent applicable and consistent with the requirements of the exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, the administrator may provide at the time performance goals are established for qualified performance-based awards that the manner in which such performance goals are to be calculated or measured may take into account, or ignore, capital costs, interest, taxes, depreciation and amortization and other factors over which the participant has no (or limited) control including, but not limited to, restructurings, discontinued operations, impairments, changes in foreign currency exchange rates, extraordinary items, certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses), the consolidation of investment products, other unusual non-recurring items, industry margins, general economic conditions, interest rate movements and the cumulative effects of tax or accounting changes. As noted above on page 24, Section 162(m) was modified to remove the “performance-based” exemption from the rules applicable under this Code section.
Other Stock-Based Awards.   The administrator may from time to time grant to eligible individuals awards in the form of our Common Stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of our Common Stock, including without limitation dividend equivalents and convertible debentures (“Other Stock-Based Awards”). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or our Common Stock as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal related to such Other Stock-Based Awards has been satisfied. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.
Award Limitations
The following limitations on awards are imposed under the Amended and Restated 2014 Plan.
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ISO Award Limit.   No more than 13,400,000 shares of our Common Stock, may be issued in connection with awards granted under the Amended and Restated 2014 Plan that are intended to qualify as incentive stock options under Section 422 of the Code.

Individual Limits:
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Appreciation Awards.   The maximum number of shares of our Common Stock that may be made subject to awards granted under the Amended and Restated 2014 Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 500,000 shares.

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Stock-Based Performance Awards.   The maximum number of shares of our Common Stock that may be made subject to awards granted under the Amended and Restated 2014 Plan during a calendar year to any one person in the form of performance shares is, in the aggregate, 250,000 shares. If such performance shares will be settled in cash, the maximum cash amount payable thereunder is the amount equal to the number of performance shares to be settled in cash multiplied by the closing price of the shares, as determined as of the payment date.

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Cash-Based Performance Units.   In connection with awards granted under the Amended and Restated 2014 Plan during a calendar year to any one person in the form of cash-based performance units, the maximum cash amount payable under such performance units is $500,000.

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Adjustments to Limits during Initial Year of Service.   Each of the individual limits set forth above are multiplied by two when applied to awards granted to any individual during the calendar year in which such individual first commences service with us.

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Adjustments for Multi-year Performance Periods.   The individual limits set forth above for stock-based performance awards are multiplied by the number of calendar years over which the applicable performance period spans (in whole or in part), if the performance period is longer than 12 months’ duration.

If any award is terminated, surrendered or canceled in the same year as the year in which it is granted, that award nevertheless will continue to be counted against the limits set forth above for the calendar year in which it was granted.
Adjustments to Awards for Corporate Transactions and Other Events
Mandatory Adjustments.   In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:
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the aggregate number and kind of shares of Common Stock or other securities on which awards under the Amended and Restated 2014 Plan may be granted to eligible individuals;

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the maximum number of shares of Common Stock or other securities with respect to which awards may be granted during any one calendar year to any individual;

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the maximum number of shares of Common Stock or other securities that may be issued with respect to incentive stock options granted under the Amended and Restated 2014 Plan;

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the number of shares of Common Stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and

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all other numerical limitations relating to awards, whether contained in the Amended and Restated 2014 Plan or in award agreements.

Discretionary Adjustments.   In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of Common Stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Treatment of Awards upon Dissolution or Liquidation or a Change in Control
Dissolution or Liquidation.   Unless the administrator determines otherwise, all awards outstanding under the Amended and Restated 2014 Plan will terminate upon the dissolution or liquidation of the Company.
Continuation, Assumption, Substitution or Termination of Awards.   If any transaction results in a Change in Control (as defined in the Amended and Restated 2014 Plan) of the Company, outstanding awards under the Amended and Restated 2014 Plan will terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards will terminate in this manner, (i) the outstanding awards that will terminate upon the effective time of the Change in Control transaction will, immediately before the effective time of the Change in Control, become fully exercisable, be considered to be earned and payable in full, any deferral or other restriction thereon will lapse, and any restriction period thereon will terminate, (ii) the holders of stock options, stock appreciation rights and other awards granted under the Amended and Restated 2014 Plan that are exchangeable for or convertible into our Common Stock will be permitted, immediately before the Change in Control becomes effective, to exercise or convert all portions of such awards, and (iii) the administrator may make any of the discretionary adjustments described above with respect to any or all awards granted under the Amended and Restated 2014 Plan. Implementation of the provisions of the immediately foregoing sentence will be conditioned upon consummation of the Change in Control, not merely the approval of the transaction by our Board or stockholders.
Under the terms of the Amended and Restated 2014 Plan, a Change in Control is generally defined as (i) any acquisition by a person or entity of more than 35% of the total voting power of the Company’s stock, with certain exceptions, (ii) a contested change in the majority of the Board members within a 12-month period, (iii) acquisition by a person or entity over a 12-month period of assets from the Company that have a total gross fair market value equal to or more than 60% of the total gross fair market value of all of the Company immediately prior to such acquisitions, or (iv) a reorganization, merger, tender offer, share exchange, consolidation or other business combination, acquisition of the Company’s equity securities, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity, unless, in any such case, the holders of the outstanding voting stock of the Company immediately prior to such merger, reorganization or consolidation, hold more than 50% of the voting power of the surviving Company.
Amendment and Termination
Our Board or Compensation Committee may terminate, amend or modify the Amended and Restated 2014 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the Amended and Restated 2014 Plan, (ii) materially increase the number of shares of our Common Stock which may be issued under the Amended and Restated 2014 Plan or to a participant, (iii) materially expand the eligibility for participation in the Amended and Restated 2014 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.
The Amended and Restated 2014 Plan is scheduled to expire on February 28, 2029 which is ten years after its adoption by our Board.
Compliance with Listing Rules
While shares are listed for trading on any stock exchange or market, our Board and the administrator agree that they will not make any amendments, issue any awards or take any action under the Amended and Restated 2014 Plan unless such action complies with the relevant listing rules.
Material U.S. Federal Income Tax Consequences of the Amended and Restated 2014 Plan
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Amended and Restated 2014 Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the Amended and Restated 2014 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.
Stock Options and Stock Appreciation Rights.   The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of  (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.
Full Value Awards.   Any cash and the fair market value of any shares of Common Stock received by a participant under a Full Value Award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Common Stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested Full Value Awards are also ordinary income for participants.
Deductibility of Compensation.   Except as explained below, the Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain. The Code allows publicly held corporations to deduct compensation that is in excess of  $1,000,000 paid to the corporation’s chief executive officer and to any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied with respect to grandfathered awards under applicable transition relief. We intend for compensation arising from grandfathered grants of stock options and stock appreciation rights under the Amended and Restated 2014 Plan to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility, subject to applicable transition relief. We reserve the right to grant awards under the Amended and Restated 2014 Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.
New Plan Benefits
The Compensation Committee will have full discretion to determine the number and amount of awards to be granted to employees and directors under the Amended and Restated 2014 Plan, subject to the terms of the Amended and Restated 2014 Plan.
The following table sets forth the number of stock options and restricted stock granted to the individuals and groups listed below since the 2014 Long-Term Incentive Plan’s inception in 2014 to March 31, 2019.
Name and Position	Number of Options	Number of Restricted Stock Units	Total
Phillip P. Chan, MD, PhD	250,450	331,125	581,575
Vincent J. Capponi, MS	235,260	308,558	543,818
Kathleen P. Bloch, MBA, CPA	199,350	274,083	473,433
Eric R. Mortensen, MD, PhD	126,250	138,620	264,870
All current executive officers, as a group	811,310	1,052,386	1,863,696
All current directors who are not executive officers, as a group	230,975	277,200	508,175
All current employees who are not executive officers, as a group	2,109,766	668,414	2,778,180

Vote Required
If a quorum is present, a majority of the votes cast for this proposal, whether in person or represented by proxy, is required for approval of the Amended and Restated 2014 Plan.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CYTOSORBENTS
CORPORATION 2014 LONG-TERM INCENTIVE PLAN.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has appointed the registered independent public accounting firm of WithumSmith+Brown, PC as the independent auditors to examine the Company’s financial statements for the fiscal year ending December 31, 2019 and has recommended to the Board that such appointment be submitted to our stockholders for ratification. WithumSmith+Brown, PC has served as our independent auditors since 2005. Representatives from WithumSmith+Brown, PC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.
Although stockholder ratification of the appointment of our independent auditors is not required by our bylaws or otherwise, we are submitting the selection of WithumSmith+Brown, PC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, then our Audit Committee will reconsider whether or not to retain that firm.
Vote Required for Approval
If a quorum is present, a majority of the votes cast for this proposal, whether in person or represented by proxy, is required for approval of the proposal to ratify the appointment of our independent auditors.
Recommendation of the Board
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT AUDITORS.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board oversees CytoSorbents Corporation’s financial reporting process on behalf of the Board. Management is responsible for CytoSorbents Corporation’s disclosure controls and procedures and financial reporting process, including its system of internal control over financial reporting, and for preparing CytoSorbents Corporation’s financial statements in accordance with accounting principles generally accepted in the United States. CytoSorbents Corporation’s independent auditors are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors. The Committee operates under a written charter adopted by the Board, a copy of which is available on CytoSorbents Corporation’s website at www.cytosorbents.com.
The Audit Committee has met and held discussions with management and the independent auditors, both separately and together. Management has represented to the Audit Committee that CytoSorbents Corporation’s audited financial statements for 2018 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Audit Committee has discussed with the independent auditors their independence from CytoSorbents Corporation and its management, including the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning the independent auditor’s independence. Finally, the Audit Committee has discussed with CytoSorbents Corporation’s independent auditors the overall scope and plans for their audits, the results of their examinations, their evaluations and assessment of CytoSorbents Corporation’s internal control over financial reporting and the overall quality of CytoSorbents Corporation’s financial reporting.
In its oversight function, the Audit Committee relies on the representations of management and the independent auditors and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal control over financial reporting, that CytoSorbents Corporation’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of CytoSorbents Corporation’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, or that the independent auditors are in fact “independent.”
Based upon the Audit Committee’s discussions with management and the independent auditors as described above and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that CytoSorbents Corporation’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.
Submitted by:
The Audit Committee of the Board of Directors
Alan D. Sobel, CPA, Chairman
Al W. Kraus
Edward R. Jones, MD, MBA

AUDIT AND OTHER FEES
The following table summarizes the aggregate fees billed for professional services rendered to us by WithumSmith+Brown, PC, our registered independent public accounting firm, in fiscal years 2018 and 2017. A description of these fees and services follows the table.
	2018	2017
Audit Fees(1)	$177,500	$176,500
Audit Related Fees(2)	19,300	59,116
Tax Fees(3)	18,025	19,840
All Other Fees(4)	—	—
Total	$214,825	$255,456

(1)
Fees for audit services in 2018 and 2017 consisted of fees associated with the annual audit and the reviews of CytoSorbents Corporation’s quarterly reports on Form 10-Q along with fees associated with SEC and accounting regulations and compliance consulting.

(2)
Fees for audit-related services in 2018 and 2017 are associated with SEC registration and other filings and certain attestations in connection with Company financings and agreements.

(3)
Tax fees for 2018 and 2017 were as a result of services associated with the filing of the Company’s Federal and State tax returns and other tax services.

(4)
There were no fees for the category “All Other Services” in 2018 and 2017.

The Audit Committee has considered whether the provision of these services by WithumSmith+Brown, PC is compatible with maintaining the independence of WithumSmith+Brown, PC. Beginning with 2015, in accordance with the Audit Committee’s pre-approval policies and procedures described below, all fees and services have been and will be pre-approved by the Audit Committee. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimus non-audit services under the applicable rules of the SEC for its approval of any of the services provided by WithumSmith+Brown, PC in 2018 and 2017.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures relating to the pre-approval of all audit and non-audit services to be provided by our independent auditors. Under these policies and procedures, the Audit Committee approves in advance the provision of services and fees for such services that are specifically identified in the independent auditor’s annual engagement letter for the audits and reviews, in management’s annual budget relating to services to be provided by the independent auditors and any amendments to the annual budget reflecting additional services to be provided by or higher fees of the independent auditors. All other services to be provided by the independent auditors are pre-approved by the Audit Committee as they arise. The Chairman of the Audit Committee has been delegated authority to pre-approve services in accordance with these policies and procedures. The Chairman is to report any such approval of services to the Audit Committee at its next meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent auditors’ independence and whether the independent auditors are best positioned to provide the most effective and efficient service.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
All of our directors and officers complete a directors and officers questionnaire in the first calendar quarter of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve or ratify all related party transactions, as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933. In examining related party transactions, our Audit Committee considers whether any of our directors, officers, holders of more than five percent (5%) of our voting stock, or any immediate family members of the foregoing persons and any other persons whom the Audit Committee determines to be related parties, have a conflict of interest where an individual may have a private interest which interferes with or appears to interfere with our interests. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to us from an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the transaction.
See “Executive Compensation” and “Director Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers and persons who own more than 10% of our outstanding shares of Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. Based solely on a review of the copies of such forms furnished to us, and representations from the persons subject to Section 16(a) with respect to our equity securities, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners during 2018 have been satisfied, except that (i) two reports were inadvertently filed late by Edward Jones, a member of our Board of Directors: (a) a Form 4 filed on April 27, 2018, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018 and (b) a Form 5 filed on February 14, 2019, reporting the exercise of options to purchase shares of our Common Stock on May 31, 2018 and August 14, 2018, (ii) one report on Form 4 was inadvertently filed late on March 20, 2018 by Eric R. Mortensen, MD, PhD, our Chief Medical Officer, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018, (iii) two reports on Form 4 were inadvertently filed late by Kathleen P. Bloch, our Chief Financial Officer: (a) a Form 4 filed on March 20, 2018, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018 and (b) a Form 4 filed on April 5, 2018, reporting the exercise of options to purchase shares of our Common Stock on February 21, 2018 and related sale thereof, (iv) one report on Form 4 was inadvertently filed late on April 27, 2018 by Michael G. Bator, a member of our Board of Directors, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018, (v) one report on Form 4 was inadvertently filed late on April 27, 2018 by Alan D. Sobel, a member of our Board of Directors, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018, (vi) one report on Form 4 was inadvertently filed late on April 27, 2018 by Al Kraus, a member of our Board of Directors, reporting the award of options to purchase shares of our Common Stock and RSUs on March 15, 2018, and (vii) one report on Form 4 was inadvertently filed late on June 14, 2018 by Phillip P. Chan, MD, PhD, our Chief Executive Officer, reporting the exercise of a warrant on June 11, 2018.
STOCKHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the proxy statement and proxy relating to our 2020 Annual Meeting must be received by us no later than the close of business on December 24, 2019.
Any stockholder who wishes to propose any business to be considered by the stockholders at the 2020 Annual Meeting, other than a proposal for inclusion in the proxy statement pursuant to SEC regulations, or who wants to nominate a person for election to our Board at that meeting, must provide a written notice that sets forth the specified information described in our bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth on the first page of this proxy statement, between February 5, 2020 and March 6, 2020.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
If you would like to receive a separate Notice, please contact our investor relations department at our offices located at 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852; telephone (732) 329-8885.
For those stockholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those stockholders notifies us, in the same manner described above, that they wish to receive a printed copy for each stockholder at that address.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our annual report on Form 10-K is available in the “Investors” section of our website at www.cytosorbents.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for CytoSorbents Corporation’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:
Amy Vogel, Investor Relations
CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
If you would like us to send you a copy of the exhibits listed on the exhibit index of the annual report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are asked to advise us if you intend to attend the Annual Meeting. You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. Also, the proxy card contains instructions for record holders who want to vote their shares via the Internet. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Kathleen P. Bloch

Kathleen P. Bloch, CPA
Chief Financial Officer and Secretary
Dated: April 22, 2019

Appendix A
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CYTOSORBENTS CORPORATION
A Delaware Corporation
CytoSorbents Corporation, a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) hereby certifies as follows:
1. The name of the corporation is: CytoSorbents Corporation. The date of filing of the original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 28, 2014 (the “Original Certificate”). The Original Certificate was thereafter amended and restated by the filing of a First Amended and Restated Certificate of Incorporation on December 3, 2014 (the “First Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware.
2. This Second Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the First Amended and Restated Certificate of Incorporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL pursuant to a resolution adopted by the Board of Directors of the Corporation, and pursuant to the written consent of holders of at least a majority of the outstanding shares of Common Stock of the Corporation, in accordance with the provisions of Section 228 of the DGCL.
3. The text of the First Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:
FIRST: The name of the Corporation is: CytoSorbents Corporation.
SECOND: The registered office of the Corporation in the State of Delaware is located at 874 Walker Road, Suite C, Dover, Delaware 19904. The name of the Corporation’s registered agent of this Corporation in the State of Delaware is United Corporate Services, Inc.
THIRD: The purpose for which the Corporation is formed is to engage in any lawful acts or activities for which corporations may be organized under the DGCL.
FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, as Common Stock, having a par value of  $0.001 per share (the “Common Stock”), and Preferred Stock, having a par value of  $0.001 per share (the “Preferred Stock”). The total number of shares of stock of all classes and series that the Corporation shall have the authority to issue is 105,000,000 shares, of which 100,000,000 shares shall constitute Common Stock and 5,000,000 shares shall constitute Preferred Stock.
A. Common Stock.
1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.
2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.
The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.
4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.
B. Preferred Stock.
The Preferred Stock shall initially be undesignated as to series. The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series the Board of Directors is expressly authorized to fix the annual rate or rates for dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or other securities of the Corporation or of any other corporation, with any provisions for the subsequent adjustment of such conversion rights, and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.
All the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board of Directors as hereinabove provided.
FIFTH: Except as otherwise provided in this Certificate of Incorporation, in furtherance and not limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, except any particular Bylaw which is specified as not subject to alteration or repeal by the Board of Directors.
SIXTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided:
1. General Powers of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors in the manner provided in the Bylaws. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.
SEVENTH: The Corporation shall, to the fullest extent permitted by, and in accordance with the provisions of, the DGCL, indemnify each director or officer or employee of the Corporation against expenses (including attorneys’ fees), judgments, taxes, fines and amounts paid in settlement, incurred by him in connection with, and shall advance expenses (including attorneys’ fees) incurred by him in defending, any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) to which he is, or is threatened to be made, a party by reason of the fact that he is or was a director or officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust or other enterprise. Advancement of expenses shall be made upon receipt of an undertaking, with such security, if any, as the Board of Directors or stockholders may reasonably require, by or on behalf of the person seeking indemnification to repay amounts advanced if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized herein.
The indemnification provided for by this Article SEVENTH shall not be deemed exclusive of any other rights to which directors or officers or employees of the Corporation may be entitled under any statute, agreement, by-law or action of the Board of Directors or stockholders of the Corporation, or otherwise, and shall continue as to a person who has ceased to be a director or officer or employee of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such a person.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in such capacity or arising out of his status as such, whether or not the Corporation would have the power or be obligated to indemnify him against such liability under the provisions of this Article VII need not be limited to the power of indemnification of the Corporation under the provisions of Section 145 of the DGCL.
The Corporation shall indemnify each director, officer or employee of the Corporation who is, or is threatened to be made, a party to any threatened pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including actions by or in the right of the Corporation, by reason of the fact that such director, officer or employee is or was serving at the request of the Corporation as a “fiduciary” (as defined by Section 3(21)(A) of the Employee Retirement Income Security Act of 1974 (“ERISA”) with regard to any employee benefit plan adopted by the Corporation, against expenses (including attorneys’ fees), claims, fines, judgments, taxes, causes of action or liability and amounts paid in settlement, actually and reasonably incurred by him in connection with such action or proceeding, unless such expense, claim, fine, judgment, taxes, cause of action, liability or amount arose from his gross negligence, fraud of willful breach of his fiduciary responsibilities under ERISA, except, that with respect to an action by or in the right of the Corporation, indemnification shall be made only against expenses (including attorneys’ fees).
The Corporation shall advance all expenses (including attorneys’ fees) incurred by any director, officer or employee in defending any such civil, criminal, administrative or investigative action, suit or proceeding pending the final disposition of such action, suit or proceeding, unless (a) the Board of Directors, by a majority vote of a quorum consisting of directors who were not or are not parties to the action, suit or proceeding concerned, or (b) the stockholders, determined that under the circumstances the person, by his conduct, is not entitled to indemnification because of his gross negligence, fraud or willful breach of his fiduciary responsibilities under ERISA. Advancement of expenses shall be made upon receipt of an undertaking, with such security, if any, as the Board of Directors or stockholders may reasonably require, by or on behalf of the director, officer or employee, to repay such amounts unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized herein.
EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174of the DGCL or (iv) for any transaction from which the director derives any improper personal benefit. If the DGCL hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be relieved of liability to the fullest extent permitted by the DGCL, as amended. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right of or protection afforded to a director of the Corporation existing at the time of such repeal or modification.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the First Amended and Restated Certificate of Incorporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, has been duly executed by its duly authorized President and Chief Executive Officer this 4th day of June, 2019.
CYTOSORBENTS CORPORATION
By:

Name: Dr. Phillip P. Chan
Title:    President and Chief Executive Officer

Appendix B
AMENDED AND RESTATED
CYTOSORBENTS CORPORATION
2014 LONG-TERM INCENTIVE PLAN

1.
History; Effective Date.

CYTOSORBENTS CORPORATION, a Delaware corporation, or successor in interest (“CytoSorbents”), has established the AMENDED AND RESTATED CYTOSORBENTS CORPORATION 2014 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of CytoSorbents (the “Board”) on April 12, 2017 and was further amended on February 28, 2019. The Plan shall become and is effective as of the date that it is approved by the stockholders of CytoSorbents(the “Effective Date”). The Plan is a continuation and amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan (the “2014 Plan”).
2.
Purposes of the Plan.

The Plan is designed to:
(a) promote the long-term financial interests and growth of CytoSorbents and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;
(b) motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c) further the alignment of interests of Participants with those of the stockholders of CytoSorbents through opportunities for increased stock or stock-based ownership in CytoSorbents.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.
Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.
Administration.

(a) Administration of the Plan. The Plan shall be administered by the Administrator.
(b) Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii) determine the types of Awards to be granted any Eligible Individual;
(iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
(iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v) subject to Sections 7(e), 7(j), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi) accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made with respect to a Qualified Performance-Based Award if the effect of such action would cause the Award to fail to qualify for the Section 162(m) Exemption or shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii) determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii) for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix) establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x) determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi) administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv) otherwise administer the Plan and all Awards granted under the Plan.
(c) Delegation of Administrative Authority. The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are “covered employees” within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.

(d) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e) Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, CytoSorbents, and the officers and directors of CytoSorbents shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f) Indemnification. To the maximum extent permitted by law, by CytoSorbents’s charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of CytoSorbents or an Affiliate shall be indemnified by CytoSorbents against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g) Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including CytoSorbents, its stockholders, any Participants and any other employee, consultant, or director of CytoSorbents and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of CytoSorbents shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.
Shares Issuable Pursuant to Awards.

(a) Share Pool. The number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be equal to an aggregate 13,400,000 shares which represents (i) 2,400,000 shares approved by stockholders under the 2014 Plan (ii) an additional 5,000,000 shares approved by the stockholders on June 6, 2017, plus (iii) an additional 6,000,000 shares approved by the stockholders on the Effective Date.
(b) Adjustments to Share Pool. The Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i) The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(ii) The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of Common Stock used as a reference measure for any Award that are not issued upon settlement of such Award either due to a net settlement or otherwise;
(iii) The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to CytoSorbents after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award;
(iv) The Share Pool shall be increased, on the exercise date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to CytoSorbents in payment of the exercise price of any Award; and
(v) The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to CytoSorbents in payment of the statutory minimum Tax Withholding Obligation that arises in connection with any Award.

(c) Individual Limits. Subject to adjustment as provided in Section 10 of the Plan:
(i) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 500,000 shares;
(ii) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 250,000 shares,
(iii) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(c)(ii), multiplied by the Fair Market Value as determined as of the payment date; and
(iv) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units, the maximum cash amount payable under such Performance Units is $500,000; provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with CytoSorbents or a Subsidiary; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months’ duration, when applied to Performance Awards. If an Award is terminated, surrendered or canceled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted.
(d) ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to the number of shares in the Share Pool.
(e) Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under CytoSorbents’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.
6.
Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for CytoSorbents or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
7.
Awards.

(a) Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by CytoSorbents and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b) Stock Options.
(i) Grants. A stock option means a right to purchase a specified number of shares of Common Stock from CytoSorbents at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of CytoSorbents or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of CytoSorbents, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii) Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by CytoSorbents or a Subsidiary or with which CytoSorbents or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
(iii) Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.
(iv) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(c) Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to CytoSorbents in payment of the exercise price or any tax withholding obligation under any other stock option.
(d) Stock Appreciation Rights.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of  (i) the excess of  (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by CytoSorbents or a Subsidiary or with which CytoSorbents or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii) Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by CytoSorbents of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(iii) Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.
(iv) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(e) Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving CytoSorbents (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by CytoSorbents’s stockholders.
(f) Stock Awards.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii) Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the grant or vesting of a Stock Award upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Stock Award as a Qualified Performance-Based Award. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii) Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by CytoSorbents and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, CytoSorbents shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by CytoSorbents.
(iv) Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(g) Stock Units.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Restricted Stock Units represent a contractual obligation by CytoSorbents to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii) Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the vesting and/or lapse of risk of forfeiture of Restricted Stock Units upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Award of Restricted Stock Units as a Qualified Performance-Based Award. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by CytoSorbents, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii) No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of CytoSorbents with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv) Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

(h) Performance Shares and Performance Units.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii) Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The Administrator may, prior to or at the time of grant, designate an Award of Performance Shares or Performance Units as a Qualified Performance-Based Award. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(i) Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(j) Qualified Performance-Based Awards.
(i) Stock Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such stock option or stock appreciation right is expected to be deductible to CytoSorbents or a Subsidiary qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards, and the Plan shall be interpreted and operated consistent with that intention.
(ii) Grant Process for Performance Awards. When granting any Award other than a stock option or stock appreciation right, the Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (A) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (B) the Administrator wishes such Award to qualify for the Section 162(m) Exemption. For any Award so designated as a Qualified Performance-Based Award, the Administrator shall take steps to ensure that the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of  “outside directors” (within the meaning of Section 162(m) of the Code) and that the Performance Goals be established, in writing, by the Administrator within the time period prescribed by Section 162(m) of the Code). The Performance Goals established by the Administrator for each Qualified Performance-Based Award shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Administrator may retain in an Award Agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals.
(iii) Certification and Payment. Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Administrator shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. No Qualified Performance-Based Awards will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of a Qualified Performance-Based Award actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement.
(iv) Performance Goals. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with CytoSorbents’ or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all Awards intended to qualify as Qualified Performance-Based Awards, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(v) Non-delegation. No delegate of the Administrator is permitted to exercise authority granted to the Administrator under Section 4 to the extent that the exercise of such authority by the delegate would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.
(k) Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause CytoSorbents or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(l) Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(l).
8.
Withholding of Taxes.

Participants and holders of Awards shall pay to CytoSorbents or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of CytoSorbents under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to CytoSorbents and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (and not any greater amount) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. CytoSorbents or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.
Transferability of Awards.

General Nontransferability Absent Administrator Permission. Except as otherwise determined by the Administrator or as required by applicable law, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any CytoSorbents stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

10.
Adjustments for Corporate Transactions and Other Events.

(a) Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting CytoSorbents (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of CytoSorbents (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b) Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of CytoSorbents receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price does not exceed the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of CytoSorbents and securities of entities other than CytoSorbents) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof  (“Substitute Awards”).
(c) Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in CytoSorbents’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other CytoSorbents filings with the Securities and Exchange Commission; provided, however, that, except in connection with death, disability or a Change in Control, no such adjustment shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of CytoSorbents or the applicable subsidiary, business segment or other operational unit of CytoSorbents or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that, except in connection with death, disability or a Change in Control, no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.

(d) Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e) Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of CytoSorbents.
11.
Change in Control Provisions.

(a) Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i) the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b) Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(c) Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.
Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of CytoSorbents or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with CytoSorbents or a Subsidiary, or the acquisition by CytoSorbents of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13.
Compliance with Securities Laws; Listing and Registration.

(a) The obligation of CytoSorbents to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which CytoSorbents’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of CytoSorbents’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but CytoSorbents shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b) Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to CytoSorbents in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.
Section 409A Compliance.

It is the intention of CytoSorbents that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither CytoSorbents nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by CytoSorbents and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15.
Plan Duration; Amendment and Discontinuance.

(a) Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of  (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) February 28, 2029. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before February 28, 2029, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(b) Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to CytoSorbents or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of CytoSorbents’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c) Amendment of Awards. Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.
General Provisions.

(a) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of CytoSorbents or any Affiliate or shall interfere in any way with the right of CytoSorbents or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that CytoSorbents is the Participant’s employer or that the Participant has an employment relationship with CytoSorbents.
(b) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between CytoSorbents and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from CytoSorbents pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of CytoSorbents.
(c) Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of CytoSorbents or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) CytoSorbents or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d) Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, CytoSorbents may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the

Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to CytoSorbents.
(e) Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f) Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g) Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which CytoSorbents may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17.
Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:
“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, and with respect to any Award that is intended to be a Qualified Performance-Based Award, the Administrator shall consist of two or more directors, each of whom is intended to be, to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, CytoSorbents or any successor to CytoSorbents. For this purpose, “control”

(including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award granted under this Plan. An Award shall be subject to the terms and conditions set forth in the Plan in effect on the date of grant.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
“Board” means the Board of Directors of CytoSorbents.
“Change in Control” means the first of the following to occur: (i) a Change in Ownership of CytoSorbents, (ii) a Change in Effective Control of CytoSorbents, or (iii) a Change in the Ownership of Assets of CytoSorbents, as described herein and construed in accordance with Code section 409A.
(i) A “Change in Ownership of CytoSorbents” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of CytoSorbents that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of CytoSorbents. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of CytoSorbents, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of CytoSorbents or to cause a Change in Effective Control of CytoSorbents (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which CytoSorbents acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii) A “Change in Effective Control of CytoSorbents” shall occur on the date either (A) a majority of members of CytoSorbents’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of CytoSorbents’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of CytoSorbents possessing 35% or more of the total voting power of the stock of CytoSorbents.
(iii) A “Change in the Ownership of Assets of CytoSorbents” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from CytoSorbents that have a total gross fair market value equal to or more than 60% of the total gross fair market value of all of the assets of CytoSorbents immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CytoSorbents, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A) A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by CytoSorbents and by entities controlled by CytoSorbents or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of CytoSorbents pursuant to a registered public offering.
(B) Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such stockholder is considered to be acting as a Group with other stockholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C) A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of CytoSorbents.
(D) For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
“CytoSorbents” means CytoSorbents Corporation, a Delaware corporation.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Stock” means shares of common stock of CytoSorbents, par value $0.001 per share, and any capital securities into which they are converted.
“Company” means CytoSorbents and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only CytoSorbents.
“Compensation Committee” means the Compensation Committee of the Board.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
“Effective Date” means the date on which adoption of the Plan is approved by the stockholders of CytoSorbents.
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, CytoSorbents or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for CytoSorbents’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from CytoSorbents or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i) if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full Value Award” means an Award that results in CytoSorbents transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which CytoSorbents transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Nonqualified Option” means any stock option that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator; provided, however, that in the case of Qualified Performance-Based Awards, such performance goals shall be based on the attainment of specified levels of one or more Performance Metrics.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i) Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
(ii) Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
(iii) Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

(iv) Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(v) Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
(vi) Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or
(vii) Strategic Metrics: metrics including, but not limited to, product research and development; completion of an identified special project; clinical trials; regulatory filings or approvals; patent application or issuance; manufacturing or process development; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; inventory control; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures; capital or fund raising to support operations; government grants; license arrangements; collaboration or customer agreements or arrangements; legal compliance or safety and risk reduction; or such other measures as determined by the Administrator consistent with these performance measures.
“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this Amended and Restated CytoSorbents Corporation 2014 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
“Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7(j).
“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period.
“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code subject to any changes to or applicability of such section as set forth in applicable law, regulations, and guidance.
“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with CytoSorbents if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of

Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, CytoSorbents and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among CytoSorbents and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with CytoSorbents and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with CytoSorbents and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for CytoSorbents or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with CytoSorbents or any Subsidiary.
“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by CytoSorbents to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
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YOUR VOTE IS IMPORTANTVOTE TODAY IN ONE OF THREE WAYSVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cardsand annual reports electronically via e-mail or the Internet. To sign up for electronicdelivery, please follow the instructions above to vote using the Internet and, whenprompted, indicate that you agree to receive or access proxy materials electronicallyin future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.You may vote by Internet 24 hours a day, 7 days a week.Your Internet vote authorizes the named proxies to vote in the samemanner as if you marked, signed and returned your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E66244-P21194 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYTOSORBENTS CORPORATION For Withhold For All To withhold authority to vote for any individual THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL: All All Except nominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. 1.To elect the following nominees to serve as directors:Nominees:01) Phillip P. Chan, MD, PhD02) Al W. Kraus03) Edward R. Jones, MD, MBA04) Michael G. Bator05) Alan D. Sobel, CPA !!! THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS: For Against Abstain 2.To authorize the Board of Directors, in its discretion, to amend and restate the First Amended and Restated Certificate of Incorporation of the Company to!!!increase the total number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 100,000,000,3.To approve an amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan,!!!4.To ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation's independent auditors to audit CytoSorbents Corporation's financial statements for the fiscal year ending December 31, 2019, and5.To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.MARK HERE FOR ADDRESS CHANGES/COMMENTS AND NOTE!ON REVERSE SIDEMARK HERE IF YOU PLAN TO ATTEND THE MEETING!!YesNoPlease sign and return this Proxy Card so that the shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

For Directions to the Annual Meeting, please refer to the "About Us" section of our website at www.cytosorbents.com.PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR OTHERWISE TO CYTOSORBENTS CORPORATION, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717, SO THAT THE SHARES CAN BE REPRESENTED AT THE MEETING.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report of CytoSorbents Corporation are available at: www.proxyvote.com.DETACH HEREE66245-P21194CytoSorbents CorporationCOMMON STOCKPROXY CARDThis Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 4, 2019.YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.PROXYThe undersigned, revoking all prior proxies, hereby appoints Dr. Phillip P. Chan and Kathleen P. Bloch, and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at Nasdaq MarketSite located at 4 Times Square, New York, NY 10036, on Tuesday, June 4, 2019 at 10:00 a.m., Eastern time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2019, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the nominees listed in Proposal 1 to serve as directors on the Board of Directors, FOR Proposal 2 to authorize the Board of Directors, in its discretion, to amend and restate the First Amended and Restated Certificate of Incorporation of the Company to increase the total number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 100,000,000, FOR Proposal 3 to approve an amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan, FOR Proposal 4 to ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation's independent auditors to audit CytoSorbents Corporation's financial statements for the fiscal year ending December 31, 2019, and at their discretion on any other matter that may properly come before the meeting.Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)CONTINUED AND TO BE SIGNED ON REVERSE SIDESEE REVERSE SIDESEE REVERSE SIDE